                                                                                EXECUTION COPY

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                                  GMAC MORTGAGE CORPORATION
                                         as Servicer,

                              GMACM HOME LOAN TRUST 2006-HLTV1,
                                          as Issuer

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                     as Indenture Trustee

                                  _________________________

                                     SERVICING AGREEMENT

                                  Dated as of March 30, 2006
                                  _________________________

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                                      TABLE OF CONTENTS

        Section 3.09      Servicing Compensation; Payment of Certain Expenses by

        Section 3.12      Access to Certain Documentation and Information Regarding
                          the Home Loans...................................................19

        Section 3.13      Maintenance of Certain Servicing Insurance Policies..............19

        Section 3.14      Information Required by the Internal Revenue Service and
                          Reports of Foreclosures and Abandonments of Mortgaged

        Section 3.19      Enforcement of Due-on-Sale Clauses; Assumption and

        Section 6.02      Merger or Consolidation of, or Assumption of the Obligations

        Section 6.06      Payment of Indenture Trustee's and Owner Trustee's Fees and

        Section 8.08      Termination Upon Purchase by the Servicer or Liquidation of

        Section 9.02      Additional Representations and Warranties of the Indenture

                                      TABLE OF CONTENTS
                                         (CONTINUED)

EXHIBIT A - HOME LOAN SCHEDULE                                                         A-1

EXHIBIT B - LIMITED POWER OF ATTORNEY                                                  B-1

EXHIBIT C - FORM OF REQUEST FOR RELEASE                                                C-1

        This Servicing Agreement, dated as of March 30, 2006 (the "Agreement"),  is among GMAC
Mortgage Corporation,  as servicer (the "Servicer"),  the GMACM Home Loan Trust 2006-HLTV1, as
issuer (the  "Issuer"),  and  JPMorgan  Chase  Bank,  as  indenture  trustee  (the  "Indenture
Trustee").

                                         WITNESSETH:

        WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  GMAC
Mortgage Corporation,  as seller (in such capacity,  "GMACM") and as servicer and Walnut Grove
Mortgage Loan Trust 2003-A,  as seller ("WG Trust" and together  with GMACM,  the  "Sellers"), will sell to  Residential  Asset  Mortgage  Products,  Inc.  ("RAMP"),  as purchaser  (in such capacity,  the  "Purchaser"),  the Home Loans on the Closing  Date, in each case together with the Related Documents on the Closing Date;

        WHEREAS,  RAMP, as depositor (in such capacity,  the "Depositor"),  will sell the Home
Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together with the Related Documents on the Closing Date;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue the
Certificates;

        WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

        WHEREAS,  pursuant to the terms of this Agreement,  the Servicer will service the Home
Loans directly or through one or more Subservicers.

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         Definitions

Section 1.01   Definitions.   For  all  purposes  of  this  Agreement,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions contained  in  Appendix  A to the  indenture  dated as of March 30,  2006  (the  "Indenture"), between the Issuer and the  Indenture  Trustee,  which is  incorporated  by reference  herein.
All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02   Other Definitional Provisions.

(a)     All terms defined in this Agreement  shall have the defined  meanings when used in any certificate  or other  document made or delivered  pursuant  hereto unless  otherwise  defined therein.

(b)     As used in this  Agreement and in any  certificate or other document made or delivered pursuant  hereto or thereto,  accounting  terms not defined in this  Agreement  or in any such certificate or other  document,  and  accounting  terms partly defined in this Agreement or in any such certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under  generally  accepted  accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other
document  are  inconsistent  with  the  meanings  of  such  terms  under  generally   accepted
accounting   principles,   the  definitions  contained  in  this  Agreement  or  in  any  such certificate or other document shall control.

(c)     The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Agreement  shall refer to this  Agreement as a whole and not to any particular  provision of this Agreement;  Section and Exhibit references  contained in this Agreement are references to  Sections  and  Exhibits  in or to this  Agreement  unless  otherwise  specified;  the term
"including" shall mean "including without  limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)     The definitions  contained in this Agreement are applicable to the singular as well as the  plural  forms of such  terms and to the  masculine  as well as the  feminine  and  neuter genders of such terms.

(e)     Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

Section 1.03   Interest  Calculations.  All  calculations of interest  hereunder that are made in respect of the Principal  Balance of a Home Loan shall be made under an actuarial  interest method.  All calculations of interest on the Notes,  other then the Class A-1 Notes,  shall be made  on the  basis  of a  30-day  month  and a year  assumed  to  consist  of 360  days.  All calculations  of  interest  on the Class A-1  Notes  shall be made on the basis of the  actual number  of days in an  Interest  Period  and a year  assumed  to  consist  of  360-days  . The calculation  of the Servicing  Fee shall be made on the basis of a 360-day year  consisting of twelve  30-day  months.  All  dollar  amounts  calculated  hereunder  shall be  rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                Representations and Warranties

Section 2.01   Representations   and   Warranties   Regarding  the   Servicer.   The  Servicer
represents  and  warrants  to the Issuer  and for the  benefit of the  Indenture  Trustee,  as pledgee of the Home Loans, as of the Closing Date:

(a)     the Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws of the  Commonwealth  of  Pennsylvania  and has the corporate  power to own its assets and to transact  the business in which it is  currently  engaged.  The Servicer is duly qualified  to  do  business  as a  foreign  corporation  and  is  in  good  standing  in  each jurisdiction  in which the character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a
material   adverse  effect  (not  in  the  ordinary  course  of  business)  on  the  business, properties, assets, or condition (financial or other) of the Servicer;

(b)     the Servicer has the power and  authority to make,  execute,  deliver and perform this
Agreement and all of the  transactions  contemplated  under this Agreement,  and has taken all necessary  corporate  action to authorize  the  execution,  delivery and  performance  of this
Agreement.  When executed and delivered,  this Servicing  Agreement will constitute the legal, valid and  binding  obligation  of the  Servicer  enforceable  in  accordance  with its terms, except as enforcement  of such terms may be limited by bankruptcy,  insolvency or similar laws affecting  the  enforcement  of  creditors'  rights  generally  and  by  the  availability  of equitable remedies;

(c)     the  Servicer  is not  required  to obtain  the  consent  of any  other  Person or any consent,  license,  approval or authorization  from, or registration or declaration  with, any governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity or enforceability of this Agreement,  except for such consent, license, approval or  authorization,  or registration  or  declaration,  as shall have been obtained or filed, as the case may be;

(d)     the execution and delivery of this Agreement and the  performance of the  transactions contemplated  hereby by the Servicer  will not violate any material  provision of any existing law or  regulation  or any  order or decree of any court  applicable  to the  Servicer  or any provision  of the  Articles  of  Incorporation  or Bylaws of the  Servicer,  or  constitute  a material  breach of any material  mortgage,  indenture,  contract or other  agreement to which the Servicer is a party or by which the Servicer may be bound;

(e)     no  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body is currently  pending,  or to the  knowledge  of the  Servicer  threatened, against  the  Servicer  or any of its  properties  or with  respect to this  Agreement  or the
Securities  which in the opinion of the Servicer has a reasonable  likelihood  of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(f)     the  Servicer is a member of MERS in good  standing,  and will comply in all  material respects with the rules and  procedures  of MERS in connection  with the servicing of the Home
Loans that are registered with MERS; and

(g)     the  servicing  of the  Home  Loans  has at  all  times  been  conducted  in  material compliance  with all  applicable  federal,  state and local laws,  rules and  regulations  and there has been no material  violation of any such laws,  rules or  regulations  arising out of the servicing of the Home Loans.

        The foregoing representations and warranties shall survive any termination of the
Servicer hereunder.

Section 2.02   Representations  and  Warranties of the Issuer.  The Issuer  hereby  represents and warrants to the Servicer and for the benefit of the Indenture  Trustee,  as pledgee of the
Home Loans, as of the Closing Date:

(a)     the Issuer is a  statutory  trust duly formed and in good  standing  under the laws of the State of  Delaware  and has full power,  authority  and legal right to execute and deliver this  Agreement  and to  perform  its  obligations  under  this  Agreement,  and has taken all necessary  action  to  authorize  the  execution,  delivery  and  performance  by it  of  this
Agreement; and

(b)     the execution and delivery by the Issuer of this Agreement and the  performance by the
Issuer of its  obligations  under this  Agreement will not violate any provision of any law or regulation  governing  the  Issuer or any  order,  writ,  judgment  or  decree  of any  court, arbitrator  or  governmental  authority  or  agency  applicable  to the  Issuer  or any of its assets.  Such  execution,  delivery,  authentication  and  performance  will not  require  the authorization,  consent or  approval  of, the giving of notice to, the filing or  registration with,  or the taking of any other  action  with  respect  to, any  governmental  authority  or agency regulating the activities of limited  liability  companies.  Such execution,  delivery, authentication  and  performance  will not conflict  with,  or result in a breach or violation of, any mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03   Enforcement of Representations and Warranties.  The Servicer,  on behalf of and subject to the  direction  of the  Indenture  Trustee,  as pledgee of the Home  Loans,  or the
Issuer,  shall enforce the representations  and warranties of GMAC Mortgage  Corporation or WG
Trust pursuant to the Purchase  Agreement.  Upon the discovery by the Sellers,  the Depositor, the Servicer,  the Indenture Trustee,  the Credit Enhancer,  the Issuer, or the Custodian of a
breach of any of the representations  and warranties made by either GMAC Mortgage  Corporation or WG Trust in the  Purchase  Agreement,  in  respect of any Home Loan  which  materially  and adversely  affects the  interests of the  Securityholders  or the Credit  Enhancer,  the party discovering  such breach shall give prompt  written notice to the other parties (the Custodian being so  obligated  under the  Custodial  Agreement).  The  Servicer  shall  promptly  notify either  GMAC  Mortgage  Corporation  or WG Trust,  as  applicable,  of such breach and request that,  pursuant to the terms of the Purchase  Agreement,  the respective party either (i) cure such breach in all material  respects  within 90 days from the date such party was notified of such  breach or (ii)  purchase  such Home Loan from the  Issuer at the price and in the manner set forth in Section  3.1(e) of the Purchase  Agreement;  provided,  that either GMAC Mortgage
Corporation  or WG  Trust  shall,  subject  to  the  conditions  set  forth  in  the  Purchase
Agreement,  have the option to substitute an Eligible  Substitute  Loan or Loans for such Home
Loan.  In the event that either GMAC  Mortgage  Corporation  or WG Trust elects to  substitute one or more Eligible  Substitute  Loans pursuant to Section 3.1(e) of the Purchase  Agreement, such party shall  deliver to the Custodian or the  Servicer,  in accordance  with the Purchase
Agreement,  with respect to such Eligible  Substitute  Loans, the original  Mortgage Note, the
Mortgage,   and  such  other  documents  and  agreements  as  are  required  by  the  Purchase
Agreement.   Payments  due  with  respect  to  Eligible  Substitute  Loans  in  the  month  of substitution  shall not be  transferred to the Issuer and will be retained by the Servicer and remitted  by the  Servicer  to such party on the next  succeeding  Payment  Date except to the extent  that a payment  less than the  applicable  Monthly  Payment  has been  received by the
Issuer for such month in respect of the Home Loan to be  removed.  The  Servicer  shall  amend or cause to be amended  the Home Loan  Schedule  to reflect  the removal of such Home Loan and the  substitution  of the Eligible  Substitute  Loans and the Servicer shall promptly  deliver the amended Home Loan Schedule to the Owner Trustee and Indenture Trustee.

        It is understood  and agreed that the obligation of GMAC Mortgage  Corporation  and WG
Trust to cure such  breach or  purchase  or  substitute  for such Home Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy  respecting  such breach  available  to the  Issuer and the  Indenture  Trustee,  as pledgee of the Home  Loans, against either GMAC Mortgage  Corporation or WG Trust.  In connection  with the purchase of or substitution  for any such Home Loan by either  GMAC  Mortgage  Corporation  or WG Trust,  the
Issuer  shall  assign to such party all of its  right,  title and  interest  in respect of the
Purchase  Agreement  applicable to such Home Loan.  Upon receipt of the Repurchase  Price,  or upon  completion  of such  substitution,  the  Servicer  shall notify the  Custodian,  and the
Custodian  shall  deliver the  Mortgage  Notes to the  Servicer,  together  with all  relevant endorsements  and  assignments  prepared by the  Servicer  that the  Indenture  Trustee  shall execute.

ARTICLE III

                          Administration and Servicing of Home Loans

Section 3.01   The Servicer.

(a)     The  Servicer  shall  service  and  administer  the Home  Loans in a manner  generally consistent  with the terms of the Program Guide and in a manner  consistent  with the terms of this  Agreement  and  that  shall  be  normal  and  usual in its  general  mortgage  servicing activities,  including  but not limited to reporting  of its  borrower  credit files to credit repositories  in a timely manner.  The Servicer  shall have full power and  authority,  acting alone or through a  Subservicer,  to do any and all things in connection  with such  servicing and  administration  which it may deem necessary or desirable,  it being understood,  however, that the  Servicer  shall at all times  remain  responsible  to the Issuer  and the  Indenture
Trustee,  as pledgee of the Home  Loans,  for the  performance  of its duties and  obligations hereunder in  accordance  with the terms hereof and the Program  Guide.  Without  limiting the generality  of the  foregoing,  the Servicer  shall  continue,  and is hereby  authorized  and empowered by the Issuer and the Indenture  Trustee,  as pledgee of the Home Loans,  to execute and deliver,  on behalf of itself,  the Issuer,  the Indenture Trustee or any of them, any and all instruments of satisfaction  or  cancellation,  or of partial or full release or discharge and all  other  comparable  instruments  with  respect  to the Home  Loans  and the  Mortgaged
Properties.  The  Issuer,  the  Indenture  Trustee and the  Custodian,  as  applicable,  shall
furnish  the  Servicer  with  any  powers  of  attorney  and  other  documents   necessary  or
appropriate  to enable the  Servicer  to carry out its  servicing  and  administrative  duties hereunder.  In  addition,  the  Servicer  may,  at its own  discretion  and on  behalf  of the
Indenture  Trustee,  obtain credit  information  in the form of a "credit score" from a credit repository.  On the Closing  Date,  the  Indenture  Trustee  shall  deliver to the  Servicer a limited  power of  attorney  substantially  in the form of Exhibit B hereto.  The  Servicer is further  authorized  and empowered by the Issuer and the Indenture  Trustee,  on behalf of the
Noteholders  and the  Indenture  Trustee,  in its own name or in the name of the  Subservicer, when the  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register  any Home Loan on the MERS(R)System,  or cause the removal from the registration  of any Home Loan on the MERS(R)System,  to execute and deliver,  on behalf of the
Indenture  Trustee and the  Noteholders or any of them, any and all  instruments of assignment and other  comparable  instruments  with  respect  to such  assignment  or  re-recording  of a
Mortgage in the name of MERS,  solely as nominee for the Indenture  Trustee and its successors and assigns.  The Indenture  Trustee shall have no ongoing  responsibility to check the status if the Home Loans or the  Mortgages on the MERS(R)System.  Any expenses  incurred in connection with the actions described in the preceding  sentence shall be borne by the Servicer,  with no right of reimbursement.

               If the  Mortgage  did not have a Lien  senior to the  related  Home Loan on the related  Mortgaged  Property  as of the  related  Cut-Off  Date,  then the  Servicer,  in such capacity,  may not  consent to the  placing of a Lien  senior to that of the  Mortgage  on the related  Mortgaged  Property.  If the  Mortgage  had a Lien senior to the related Home Loan on the related  Mortgaged  Property as of the related  Cut-Off Date,  then the Servicer,  in such capacity,  may  consent  to the  refinancing  of such prior  senior  Lien,  provided  that the following requirements are met:

                (i)   (A)    the   Mortgagor's   debt-to-income   ratio  resulting  from  such
refinancing  is less  than the  original  debt-to-income  ratio as set  forth on the Home Loan
Schedule  and, in the event that the resulting  CLTV of such Home Loan  increases by more than
10% above the CLTV prior to such  refinancing,  the Servicer shall obtain the prior consent of the Credit  Enhancer,  which consent shall not be unreasonably  withheld;  provided,  however, that in no instance  shall the resulting  CLTV of such Home Loan be higher than that permitted by the Program Guide; or

(B)     the  resulting  CLTV of such Home Loan is no higher than the greater of the CLTV prior to  such  refinancing  and 70% (or 80% for  borrowers  with a FICO  "credit  score"  of 690 or higher);  provided,  however,  if such refinanced  mortgage loan is a "rate and term" mortgage loan  (meaning,  the Mortgagor does not receive any cash from the  refinancing),  the CLTV may increase to the extent of either (a) the reasonable  closing costs of such  refinancing or (b)
any  decrease in the value of the related  Mortgaged  Property,  if the  Mortgagor  is in good standing as defined by the Program Guide;

(ii)    the interest  rate,  or, in the case of an adjustable  rate existing  senior Lien, the maximum  interest rate, for the loan  evidencing the refinanced  senior Lien is no higher than the interest rate or the maximum  interest  rate,  as the case may be, on the loan  evidencing the  existing  senior  Lien  immediately  prior  to the  date of such  refinancing;  provided, however (a) if the loan  evidencing the existing  senior Lien prior to the date of refinancing has an adjustable  rate and the loan  evidencing the refinanced  senior Lien has a fixed rate, then the current  interest rate on the loan  evidencing the  refinanced  senior Lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the existing  senior
Lien  and  (b) if the  loan  evidencing  the  existing  senior  Lien  prior  to  the  date  of refinancing  has a fixed  rate and the  loan  evidencing  the  refinanced  senior  Lien has an adjustable rate, then the maximum  interest rate on the loan evidencing the refinanced  senior
Lien  shall  be less  than or  equal  to (x) the  interest  rate on the  loan  evidencing  the existing senior Lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the loan evidencing the refinanced senior Lien is not subject to negative amortization.

        The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b)     The  Servicer  may  enter  into  Subservicing  Agreements  with  Subservicers  for the servicing and  administration  of certain of the Home Loans.  References in this  Agreement to actions  taken or to be taken by the  Servicer in  servicing  the Home Loans  include  actions taken or to be taken by a  Subservicer  on  behalf of the  Servicer  and any  amount  actually received by such  Subservicer  in respect of a Home Loan shall be deemed to have been received by  the  Servicer  whether  or  not  actually  received  by the  Servicer.  Each  Subservicing
Agreement will be upon such terms and conditions as are not  inconsistent  with this Agreement and as the Servicer and the  Subservicer  have agreed.  With the approval of the  Servicer,  a
Subservicer  may  delegate  its  servicing  obligations  to  third-party  servicers,  but such
Subservicers  will remain obligated under the related  Subservicing  Agreements.  The Servicer and the  Subservicer  may  enter  into  amendments  to the  related  Subservicing  Agreements;
provided,  however,  that any such amendments shall not cause the Home Loans to be serviced in a  manner  that  would  be  materially  inconsistent  with  the  standards  set  forth in this
Agreement.  The  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  in accordance  with the terms and  conditions  thereof and without  any  limitation  by virtue of this  Agreement;  provided,  however,  that in the event of  termination  of any  Subservicing
Agreement by the  Servicer or the  Subservicer,  the Servicer  shall either act as servicer of the related  Home Loan or enter into a  Subservicing  Agreement  with a successor  Subservicer which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer  shall be  entitled  to enter  into any  agreement  with a  Subservicer  for  indemnification  of the
Servicer  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

        In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated
Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

        As part of its servicing activities  hereunder,  the Servicer,  for the benefit of the
Indenture Trustee, the Credit Enhancer and the  Securityholders,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent  that the  non-performance  of any such  obligation  would have a material  adverse
effect  on  a  Home  Loan.  Such  enforcement,   including,   without  limitation,  the  legal
prosecution  of  claims,  termination  of  Subservicing  Agreements  and the  pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent  and at such time as the Servicer,  in its good faith  business  judgment,  would require were it the owner of the related Home Loans.  The Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery  exceeds  all  amounts due in respect  of the  related  Home Loan or (ii) from a specific  recovery  of costs,  expenses  or attorneys fees against the party against whom such enforcement is directed.

(c)     All  other  documents  contained  in the  Mortgage  File  and any  original  documents relating to the Home Loans not contained in the Mortgage  File or delivered to the  Custodian, if any, or the  Indenture  Trustee are and shall be held by the Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

Section 3.02   Collection of Certain Home Loan Payments.

(a)     The Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the Home Loans,  and shall,  to the extent such  procedures  shall be consistent  with this Agreement and generally  consistent  with the Program  Guide,  follow such  collection  procedures  as shall be normal and usual in its general  mortgage  servicing activities.  Consistent  with the  foregoing,  and  without  limiting  the  generality  of the foregoing,  the Servicer may in its  discretion  (i) waive any late  payment  charge,  penalty interest  or other fees which may be  collected  in the  ordinary  course of  servicing a Home
Loan and (ii) arrange  with a Mortgagor a schedule  for the payment of principal  and interest due and unpaid;  provided,  that such  arrangement is consistent with the Servicer's  policies with respect to home equity mortgage loans; and provided further,  that  notwithstanding  such arrangement,  such Home Loans will be included in the  information  regarding  delinquent Home
Loans set forth in the  Servicing  Certificate.  The Servicer may also extend the Due Date for payment due on a Home Loan in accordance with the Program Guide;  provided,  however, that the
Servicer  shall  first  determine  that any such  waiver  or  extension  will not  impair  the coverage  of any  related  insurance  policy or  materially  adversely  affect the Lien of the related Mortgage or the interests of the  Securityholders  or the Credit Enhancer.  Consistent
with the terms of this Agreement, the Servicer may also:

(i)     waive, modify or vary any term of any Home Loan;

(ii)    consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)   arrange with a Mortgagor a schedule for the payment of principal  and interest due and unpaid;

(iv)    forgive any portion of the amounts contractually owed under the Home Loan;

(v)     capitalize  past due  amounts  owed  under  the Home  Loan by adding  any  amounts  in arrearage  to the existing  principal  balance of the Home Loan (a  "Capitalization  Workout")
which will result in an  increased  Monthly  Payment  amount,  provided  that:  (A) the amount added to the existing  principal balance of the Home Loan (the "Capitalized  Amount") shall be no  greater  than five times the  Mortgagor's  current  Monthly  Payment  amount;  and (B) the
Servicer  shall not  enter  into a  Capitalization  Workout  unless  the CLTV of the Home Loan prior to the  Capitalization  Workout  equals or exceeds 80% and the  Mortgagor  has qualified for the Capitalization Workout under the Servicer's servicing guidelines; or

(vi)    reset the due date for the Home Loan;

or any  combination  of  the  foregoing,  if in  the  Servicer's  determination  such  waiver, modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Securityholders or the Credit Enhancer;  provided,  however,  that the Servicer may not modify or  permit  any  Subservicer  to  modify  any Home  Loan  (including  without  limitation  any modification  that would  change the Loan  Rate,  forgive  the  payment  of any  principal  or interest  (unless in connection  with the  liquidation of the related Home Loan) or extend the final  maturity  date of such  Home  Loan)  unless  such Home  Loan is in  default  or, in the judgment  of the  Servicer,  such  default  is  reasonably  foreseeable.  Notwithstanding  the foregoing,  any  permitted  extension  of the final  maturity  date of a Home  Loan  shall not exceed the end of the  Collection  Period  preceding the Final Payment Date. The general terms of any  waiver,  modification,  postponement  or  indulgence  with  respect to any of the Home
Loans  will be  included  in the  Servicing  Certificate,  and  such  Home  Loans  will not be considered  "delinquent"  for the  purposes of the Basic  Documents  so long as the  Mortgagor complies with the terms of such waiver, modification, postponement or indulgence.

(b)     The Servicer shall establish a Custodial Account,  which shall be an Eligible Account, titled  "GMACM Home Loan Trust  2006-HLTV1,"  in which the Servicer  shall deposit or cause to be deposited any amounts  representing  payments and  collections in respect of the Home Loans received by it  subsequent to or on the Cut-Off  Date,  including  the following  payments and collections received or made by it (without duplication):

(i)     all  payments of  principal  of or interest on the Home Loans  received or advanced by the  Servicer,  net of any portion of the  interest  thereof  retained by any  Subservicer  as subservicing fees;

(ii)    the aggregate  Repurchase  Price of the Home Loans purchased by the Servicer  pursuant to Section 3.15;

(iii)   Net  Liquidation  Proceeds,  net of any related  Foreclosure  Profit and all  Recovery
Amounts;

(iv)    all  proceeds of any Home Loans  repurchased  by the Seller  pursuant to the  Purchase
Agreement,  and all  Substitution  Adjustment  Amounts  required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

(v)     Insurance Proceeds, other than Net Liquidation Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)    amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with  respect  to each  Collection  Period,  the  Servicer  shall be permitted  to retain from  payments in respect of  interest on the Home Loans,  the  Servicing
Fee for  such  Collection  Period.  The  foregoing  requirements  respecting  deposits  to the
Custodial  Account are exclusive,  it being understood  that,  without limiting the generality
of  the  foregoing,   the  Servicer  need  not  deposit  in  the  Custodial   Account  amounts
representing  Foreclosure  Profits,  fees  (including  annual fees) or late charge  penalties, payable by Mortgagors  (such amounts to be retained as additional  servicing  compensation  in accordance  with Section 3.09  hereof),  or amounts  received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes,  insurance  premiums,  assessments and similar  items.  In the event any amount not  required to be  deposited  in the  Custodial
Account  is so  deposited,  the  Servicer  may at any  time  withdraw  such  amount  from  the
Custodial Account,  any provision herein to the contrary  notwithstanding.  The Servicer shall retain all Foreclosure Profits as additional servicing compensation.

        The Servicer,  in its sole discretion,  may deposit into the Custodial Account amounts representing  installments  of principal of or interest on Home Loans that were  delinquent as of the end of any  Collection  Period,  provided  that the Servicer  reasonably  believes that such amounts will be  recoverable  from  Collections on the related Home Loan. If the Servicer makes any such  advances of  delinquent  principal  and/or  interest,  the  Servicer  shall be entitled to reimburse  itself by withdrawing from the Custodial  Account,  as provided herein, any amounts so advanced.

        The Servicer may cause the  institution  maintaining  the Custodial  Account to invest any funds in the Custodial  Account in Permitted  Investments  (including  obligations  of the
Servicer  or any of its  Affiliates,  if  such  obligations  otherwise  qualify  as  Permitted
Investments),  which  investments  shall mature not later than the Business Day  preceding the next  succeeding  Payment Date, and which  investments  shall not be sold or disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be purchased at a price in excess  of par.  Except  as  provided  above,  all  income  and  gain  realized  from any such investment  shall inure to the benefit of the Servicer and shall be subject to its  withdrawal or order  from time to time.  The amount of any losses  incurred  in respect of the  principal amount of any such  investments  shall be deposited in the  Custodial  Account by the Servicer out of its own funds immediately as realized.

(c)     The  Servicer  shall  require  each   Subservicer  to  hold  all  funds   constituting
collections  on the Home Loans,  pending  remittance  thereof to the Servicer,  in one or more accounts  meeting the  requirements of an Eligible  Account,  and shall require all such funds to be invested in Permitted  Investments,  unless all such collections are remitted on a daily basis to the Servicer for deposit into the Custodial Account.

Section 3.03   Withdrawals from the Custodial Account.  The Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Home Loans for the following purposes:

(a)     on each  Determination  Date, the Servicer shall determine the aggregate amounts to be withdrawn  from  the  Custodial  Account  and  applied  pursuant  to  Section  3.05(a)  of the
Indenture  and,  prior to the close of  business  on the  Business  Day  prior to the  related
Payment  Date  (provided  that the  Indenture  Trustee  shall not be  required  to invest  any amounts  deposited  into the Note  Payment  Account  after  1:00 p.m.),  shall  withdraw  such amounts from the Custodial  Account and deposit such amounts into the Note Payment  Account to be distributed  by the Paying Agent in accordance  with and in the order or priority set forth in Section  3.05(a) of the Indenture  for such Payment Date, in accordance  with the Servicing
Certificate;

(b)     to pay to itself from any monthly  payments  received from the Mortgagors,  the amount of such  payment  that  represents  interest  accrued on the related  Home Loan for any period prior to the Cut-Off Date;

(c)     to the extent deposited to the Custodial  Account,  to reimburse itself or the related
Subservicer  for  previously   unreimbursed   expenses  incurred  in  maintaining   individual
insurance  policies  pursuant to Section  3.04,  or  Liquidation  Expenses,  paid  pursuant to
Section  3.07 or  otherwise  reimbursable  pursuant  to the  terms of this  Agreement  (to the extent not payable  pursuant to Section 3.09),  such withdrawal right being limited to amounts received on particular  Home Loans (other than any Repurchase  Price in respect  thereof) that represent  late  recoveries of the payments for which such advances were made, or from related
Net Liquidation Proceeds or the proceeds of the purchase of such Home Loan;

(d)     to pay to itself out of each  payment  received  on account of interest on a Home Loan as  contemplated  by  Section  3.09,  an amount  equal to the  related  Servicing  Fee and the
Recovery  Fee (to the  extent  not  retained  pursuant  to  Section  3.02),  and to pay to any
Subservicer any subservicing fees not previously withheld by such Subservicer;

(e)     to the extent  deposited  in the  Custodial  Account,  to pay to itself as  additional servicing  compensation  any (i) interest or investment  income  earned on funds  deposited in the Custodial  Account that it is entitled to withdraw  pursuant to Sections 3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

(f)     to pay to itself or the Seller,  with respect to any Home Loan or property acquired in respect  thereof  that has  been  purchased  or  otherwise  transferred  to such  Seller,  the
Servicer or other entity,  all amounts  received thereon and not required to be distributed to
Securityholders  as of the date on which the related  Purchase  Price or  Repurchase  Price is determined;

(g)     to withdraw any other amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

(h)     to pay to  itself,  with  respect to any Home Loan for which it has made an advance of delinquent  principal and/or interest,  any previously  unreimbursed  advances of such amounts theretofore  made to the extent of  receipts  of late  recoveries  of such  payments  from the related  Mortgagors,  out of related Net Liquidation  Proceeds or the proceeds of the purchase of such Home Loans;

(i)     to  reimburse  itself  for the amount of any  investment  earnings  advanced  prior to maturity  pursuant  to Section  3.17(c) or Section  5.01,  to the extent not  reimbursed  from earnings received on the related investment at maturity;

(j)     at its option, for so long as it is the sole Certificateholder,  to pay to itself from amounts  otherwise  required to be remitted to the  Distribution  Account in  accordance  with
Section  3.05(a)(ix) of the Indenture,  all amounts  payable to it as a  Certificateholder  on the related Payment Date; and

(k)     to reimburse  itself for advances of delinquent  principal  and/or  interest on a Home
Loan or other  advances  that are made  pursuant  to this  Agreement  that are not  reimbursed pursuant to clauses (c) and (h) of this Section 3.03.

        Since, in connection with  withdrawals  pursuant to clauses (c), (d), (f) and (h), the
Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related
Home Loan, the Servicer shall keep and maintain  separate  accounting,  on a Home Loan by Home
Loan basis,  for the purpose of justifying any withdrawal from the Custodial  Account pursuant to such clauses.  Notwithstanding  any other provision of this  Agreement,  the Servicer shall be entitled to reimburse itself for any previously  unreimbursed  expenses  incurred  pursuant to Section 3.07 or otherwise  reimbursable  pursuant to the terms of this  Agreement  that the
Servicer  determines to be otherwise  nonrecoverable  (except with respect to any Home Loan as to which the  Repurchase  Price has been paid),  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Home Loans on any  Business Day prior to the
Payment Date succeeding the date of such determination.

Section 3.04   Maintenance of Hazard Insurance;  Property Protection  Expenses.  To the extent permitted  under the  related  Mortgage  Note and  Mortgage,  and to the extent  the  Servicer receives notice that a hazard  insurance  policy has been cancelled,  the Servicer shall cause to be  maintained  for each  Home  Loan  hazard  insurance  naming  the  Servicer  or  related
Subservicer  as loss payee  thereunder  providing  extended  coverage in an amount which is at least  equal to the lesser of (i) the maximum  insurable  value of the  improvements  securing such Home Loan from time to time or (ii) the  combined  principal  balance  owing on such Home
Loan and any  mortgage  loan  senior to such Home Loan from time to time;  provided,  however, that such coverage may not be less than the minimum  amount  required to fully  compensate for any loss or damage on a  replacement  cost basis.  The Servicer  shall use its best efforts to monitor that hazard  insurance  is  maintained  as  described in the previous  sentence in the same manner as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall also
cause  to  be  maintained  on  property  acquired  upon  foreclosure,   or  deed  in  lieu  of
foreclosure,  of any Home Loan,  fire insurance  with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause contained in the related  hazard  insurance  policy.  Amounts  collected by the Servicer under any such  policies  (other  than  amounts to be applied  to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or amounts released to the Mortgagor in accordance  with  the  Servicer's  normal  servicing  procedures)  shall be  deposited  in the
Custodial  Account to the extent  called for by Section  3.02. In cases in which any Mortgaged
Property  is located  at any time  during  the life of a Home Loan in a  federally  designated flood area, to the extent permitted under the related  Mortgage Note and Mortgage,  and to the extent the Servicer  receives notice that the related flood insurance has been cancelled,  the hazard  insurance to be maintained  for the related Home Loan shall  include  flood  insurance
(to the extent  available).  All such flood  insurance shall be in amounts equal to the lesser of (i) the amount  required  to  compensate  for any loss or damage to the  related  Mortgaged
Property on a replacement  cost basis and (ii) the maximum amount of such insurance  available for such  Mortgaged  Property under the national flood  insurance  program  (assuming that the area in which such  Mortgaged  Property  is located is  participating  in such  program).  The
Servicer  shall use its best  efforts to monitor  such flood  insurance  as  described  in the previous  sentence in the same  manner as it would for  mortgage  loans in its own  portfolio.
The Servicer  shall be under no obligation to require that any Mortgagor  maintain  earthquake or other  additional  insurance and shall be under no  obligation  itself to maintain any such additional  insurance on property  acquired in respect of a Home Loan,  other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such  additional  insurance.  If the  Servicer  shall  obtain and  maintain  a blanket  policy consistent with its general mortgage  servicing  activities  insuring against hazard losses on all of the Home Loans,  it shall  conclusively  be deemed to have satisfied its obligations as set forth in the first  sentence of this Section  3.04,  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that  there  shall  not have  been  maintained  on the  related  Mortgaged  Property  a policy complying  with the first  sentence  of this  Section  3.04 and there  shall  have been a loss which would have been  covered by such  policy,  deposit in the  Custodial  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Servicer  shall be made on the last  Business Day of the  Collection  Period in the month in which  payments  under any such policy would have been deposited in the Custodial
Account.  In  connection  with its  activities  as servicer of the Home  Loans,  the  Servicer agrees to present,  on behalf of itself,  the Issuer and the Indenture  Trustee,  claims under any such blanket policy.

Section 3.05   Modification Agreements; Release or Substitution of Lien.

(a)     The Servicer or the related Subservicer,  as the case may be, shall be entitled to (a)
execute assumption  agreements,  substitution  agreements,  and instruments of satisfaction or cancellation  or of partial or full release or discharge,  or any other document  contemplated by this  Agreement and other  comparable  instruments  with respect to the Home Loans and with respect to the related  Mortgaged  Properties  (and the Issuer and the Indenture  Trustee each shall  promptly  execute any such  documents on request of the  Servicer)  and (b) approve the granting of an easement  thereon in favor of another  Person,  any alteration or demolition of such  Mortgaged  Properties or other similar  matters,  if it has  determined,  exercising its good  faith  business  judgment  in the same  manner  as it would if it were the  owner of the related Home Loans,  that the security  for, and the timely and full  collectability  of, such
Home Loans  would not be  adversely  affected  thereby.  A partial  release  pursuant  to this
Section  3.05  shall be  permitted  only if the CLTV for the  related  Home  Loan  after  such partial  release does not exceed the CLTV for such Home Loan as of the related  Cut-Off  Date.
Any fee  collected  by the Servicer or the related  Subservicer  for  processing  such request will be retained by the Servicer or such Subservicer as additional servicing compensation.
(b)     The Servicer  may enter into an agreement  with a Mortgagor to release the lien on the
Mortgaged  Property  relating  to a Home Loan (the  "Existing  Lien"),  if at the time of such agreement  the Home Loan is current in payment of  principal  and  interest,  under any of the following circumstances:

(i)     in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
Mortgagor  executes  and  delivers  to the  Servicer  a  Mortgage  on a  substitute  Mortgaged
Property,  provided that the CLTV of the Home Loan  (calculated  based on the Appraised  Value of the  substitute  Mortgaged  Property) is not greater  than the CLTV prior to releasing  the
Existing Lien;

(ii)    in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
Mortgagor  executes  and  delivers  to the  Servicer  a  Mortgage  on a  substitute  Mortgaged
Property,  provided  that:  (A) the CLTV of the Home Loan  (calculated  based on the Appraised
Value of the  substitute  Mortgaged  Property)  is not greater than the lesser of (1) 125% and
(2) 105% of the CLTV prior to releasing  the Existing  Lien;  and (B) the Servicer  determines that at least two  appropriate  compensating  factors  are present  (compensating  factors may include,  without  limitation,  an increase in the  Mortgagor's  monthly  cash flow after debt service,  the  Mortgagor's  debt-to-income  ratio has not increased since  origination,  or an increase in the Mortgagor's credit score); or

(iii)   in any case in which,  at the time of release of the Existing Lien, the Mortgagor does not provide the Servicer  with a Mortgage on a substitute  Mortgaged  Property  (any Home Loan that becomes and remains unsecured in accordance with this subsection,  an "Unsecured  Loan"), provided  that:  (A) the Servicer  shall not permit the release of an Existing Lien under this clause  (iii) as to more than 100 Home Loans in any  calendar  year;  (B) at no time shall the aggregate  Principal  Balance of Unsecured  Loans exceed 5% of the then Pool Balance;  (C) the
Mortgagor  agrees to an automatic  debit  payment  plan;  and (D) the Servicer  shall  provide notice to each  Rating  Agency  and the  Credit  Enhancer  that has  requested  notice of such releases.

In connection  with any Unsecured  Loan,  the Servicer may require the Mortgagor to enter into an agreement  under which:  (i) the Loan Rate may be  increased  effective  until a substitute
Mortgage  meeting  the  criteria  under  (i) or (ii)  above is  provided;  or (ii)  any  other provision  may be made  which  the  Servicer  considers  to be  appropriate.  Thereafter,  the
Servicer  shall  determine in its  discretion  whether to accept any proposed  Mortgage on any substitute  Mortgaged  Property as security  for the Home Loan,  and the  Servicer may require the Mortgagor to agree to any further conditions which the Servicer  considers  appropriate in connection  with such  substitution,  which may include a reduction  of the Loan Rate (but not below the Loan Rate in effect at the  Closing  Date).  Any Home Loan as to which a Mortgage on a substitute  Mortgaged  Property is provided in accordance with the preceding  sentence shall no longer be deemed to be an Unsecured Loan.

Section 3.06   Trust Estate; Related Documents.

(a)     When  required  by the  provisions  of this  Agreement,  the  Issuer or the  Indenture
Trustee shall execute  instruments to release  property from the terms of the Trust Agreement,
Indenture or  Custodial  Agreement,  as  applicable,  or convey the Issuer's or the  Indenture
Trustee's  interest  in  the  same,  in  a  manner  and  under   circumstances  that  are  not
inconsistent  with the  provisions  of this  Agreement.  No party  relying upon an  instrument executed by the Issuer or the  Indenture  Trustee as provided  in this  Section  3.06 shall be bound to  ascertain  the  Issuer's or the  Indenture  Trustee's  authority,  inquire  into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)     If from time to time any  written  assurance,  assumption  agreement  or  substitution agreement  or other  similar  agreement  shall be  executed  pursuant  to  Section  3.05,  the
Servicer  shall check that each of such  documents  purports to be an original  executed  copy
(or a copy  of the  original  executed  document  if  the  original  executed  copy  has  been submitted  for  recording  and has  not  yet  been  returned)  and,  if so,  shall  file  such documents,  and upon  receipt of the  original  executed  copy from the  applicable  recording office or receipt of a copy thereof  certified by the applicable  recording  office shall file such originals or certified copies with the Related Documents held by the Servicer.

(c)     Upon receipt of a Request for Release from the Servicer,  substantially in the form of
Exhibit C hereto,  to the effect that a Home Loan has been the  subject of a final  payment or a prepayment  in full and such Home Loan has been  terminated  or that  substantially  all Net
Liquidation  Proceeds that have been determined by the Servicer in its reasonable  judgment to be finally  recoverable  have been  recovered,  and upon deposit to the  Custodial  Account of such final monthly  payment,  prepayment in full together with accrued and unpaid  interest to the date of such  payment with respect to such Home Loan or, if  applicable,  Net  Liquidation
Proceeds,  the Custodian  shall promptly  release the Related  Documents held by the Custodian to the Servicer.  The  Indenture  Trustee  shall  execute such Related  Documents,  along with such documents as the Servicer or the related  Mortgagor may request to evidence  satisfaction and  discharge of such Home Loan,  upon request of the  Servicer.  If from time to time and as appropriate  for the  servicing or  foreclosure  of any Home Loan,  the Servicer  requests the
Custodian  to  release  the  Related  Documents  held by the  Custodian  and  delivers  to the
Custodian  a  trust  receipt  reasonably  satisfactory  to  the  Custodian  and  signed  by  a
Responsible  Officer of the Servicer,  the Custodian  shall release such Related  Documents to the  Servicer.  If  such  Home  Loans  shall  be  liquidated  and  the  Custodian  receives  a certificate  from the Servicer as provided  above,  then,  upon request of the  Servicer,  the
Custodian shall release the trust receipt to the Servicer.

Section 3.07   Realization  Upon Defaulted Home Loans;  Loss  Mitigation.  With respect to any
Home Loan that comes into and continues in default,  the Servicer  shall decide whether to (i)
foreclose upon the related  Mortgaged  Property,  (ii) write off the unpaid Principal  Balance thereof as bad debt,  (iii) take a deed in lieu of  foreclosure,  (iv)  accept a short sale (a payoff of the Home Loan for an amount less than the total amount  contractually  owed in order to  facilitate  a sale  of the  Mortgaged  Property  by the  Mortgagor),  (v)  permit  a short
refinancing   (a  payoff  of  the  Home  Loan  for  an  amount  less  than  the  total  amount contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor  not involving a sale of the Mortgaged  Property),  (vi) arrange for a repayment plan,  (vii) agree to a modification  in accordance  with this Agreement or (viii) take an unsecured note in each case subject to the rights of any related  first Lien  holder;  provided,  that in  connection with the  foregoing,  if the  Servicer has actual  knowledge  that any  Mortgaged  Property is affected  by  hazardous  or toxic  wastes  or  substances  and that  the  acquisition  of such
Mortgaged  Property would not be  commercially  reasonable,  then the Servicer shall not cause the  Issuer  or the  Indenture  Trustee  to  acquire  title to such  Mortgaged  Property  in a foreclosure  or similar  proceeding.  In connection  with such  decision,  the Servicer  shall follow such  practices  (including,  in the case of any default on a related  senior  mortgage loan,  the  advancing  of funds to correct  such  default if deemed to be  appropriate  by the
Servicer) and  procedures  as it shall deem  necessary or advisable and as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide;  provided,  that the Servicer shall not be liable in any respect  hereunder if the Servicer is acting in connection  with any such  foreclosure  or attempted  foreclosure which  is not  completed  or  other  conversion  in a  manner  that  is  consistent  with  the provisions  of this  Agreement.  The  foregoing  is subject to the proviso  that the  Servicer shall  not be  required  to  expend  its own  funds  in  connection  with any  foreclosure  or attempted  foreclosure  which is not  completed or towards the  correction of any default on a related senior  mortgage loan or restoration  of any property  unless it shall  determine that such  expenditure  will  increase  the related  Net  Liquidation  Proceeds.  In the event of a determination  by the Servicer  that any such  expenditure  previously  made  pursuant to this
Section 3.07 will not be  reimbursable  from Net Liquidation  Proceeds,  the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

        Notwithstanding  any  provision  of this  Agreement,  a Home  Loan may be deemed to be finally  liquidated if  substantially  all amounts  expected by the Servicer to be received in connection  therewith have been received;  provided,  however, the Servicer may treat any Home
Loan that is 180 days or more  delinquent  as having been finally  liquidated  or may continue to pursue  recovery of such Home Loan.  Any  Recovery  Amounts,  with respect to any such Home
Loan shall be  deposited  into the  Custodial  Account.  If the  Servicer  continues to pursue recovery,  the  Servicer  shall be entitled to the Recovery Fee with respect to that Home Loan and to be  reimbursed  for any advances and  expenses out of  recoveries  with respect to such
Home Loan as though such Home Loan continued to be an  Outstanding  Home Loan  hereunder.  For purposes of determining  the amount of any Net  Liquidation  Proceeds,  Insurance  Proceeds or
other  unscheduled  collections,  the  Servicer  may take  into  account  minimal  amounts  of additional receipts expected to be received or any estimated  additional  liquidation expenses expected to be incurred in connection with such Home Loan.

        In the event that title to any  Mortgaged  Property is acquired in  foreclosure  or by deed in lieu  of  foreclosure,  the  deed or  certificate  of  sale  shall  be  issued  to the
Indenture  Trustee,  which  shall  hold the same on behalf of the  Issuer in  accordance  with
Section  3.13  of  the  Indenture.   Notwithstanding   any  such   acquisition  of  title  and
cancellation  of the related Home Loan,  such  Mortgaged  Property  shall (except as otherwise expressly  provided  herein) be considered to be an outstanding  Home Loan held as an asset of the Issuer  until such time as such  property  shall be sold.  Consistent  with the  foregoing for  purposes  of all  calculations  hereunder,  so long as the  related  Home  Loan  shall be considered to be an  outstanding  Home Loan, it shall be assumed  that,  notwithstanding  that the  indebtedness  evidenced by the related  Mortgage  Note shall have been  discharged,  such
Mortgage  Note in effect at the time of any such  acquisition  of title before any  adjustment thereto  by reason of any  bankruptcy  or  similar  proceeding  or any  moratorium  or similar waiver or grace period will remain in effect.

        Any proceeds from  foreclosure  proceedings  or the purchase or repurchase of any Home
Loan  pursuant  to the  terms of this  Agreement,  as well as any  recovery  resulting  from a collection  of Net  Liquidation  Proceeds  or  Insurance  Proceeds,  shall be  applied  in the following order of priority:  first,  to reimburse the Servicer or the related  Subservicer in accordance  with this Section  3.07;  second,  to pay the Servicer or the related  Subservicer all Servicing Fees payable  therefrom;  third, to pay accrued and unpaid interest on such Home
Loan,  at the Net Loan Rate to the Payment  Date on which such  amounts are to be deposited in the Note Payment Account or Distribution  Account;  and fourth,  as a recovery of principal on such Home Loan.  Any remaining amount shall constitute Foreclosure Profits.

Section 3.08   Issuer and  Indenture  Trustee to  Cooperate.  On or before each Payment  Date, the Servicer will notify the Indenture  Trustee or the  Custodian,  with a copy to the Issuer, of the  termination of or the payment in full and the  termination of any Home Loan during the preceding  Collection  Period.  Upon receipt of payment in full, the Servicer is authorized to
execute,   pursuant  to  the  authorization  contained  in  Section  3.01,  an  instrument  of satisfaction  regarding  the related  Mortgage,  which  instrument  of  satisfaction  shall be recorded  by the  Servicer  if  required  by  applicable  law and be  delivered  to the Person entitled  thereto and to cause the removal from the  registration  on the MERS(R)System of such
Mortgage.  It is  understood  and agreed that any expenses  incurred in  connection  with such instrument  of  satisfaction  or transfer  shall be reimbursed  from amounts  deposited in the
Custodial  Account.  From time to time and as appropriate  for the servicing or foreclosure of any Home  Loan,  the  Custodian  shall,  upon  request of the  Servicer  and  delivery  to the
Custodian,  with a copy to the Issuer,  of a Request for Release,  in the form attached hereto as Exhibit C,  signed by a  Servicing  Officer,  release or cause to be  released  the related
Mortgage Note to the Servicer.  The Issuer or Indenture  Trustee shall  promptly  execute such documents,  in the forms provided by the Servicer,  as shall be necessary for the  prosecution of any such  proceedings or the taking of other  servicing  actions.  Such trust receipt shall obligate the Servicer to return such  Mortgage  Note to the  Custodian  (as  specified in such receipt) when the need therefor by the Servicer no longer  exists,  unless the Home Loan shall be liquidated,  in which case,  upon receipt of a certificate of a Servicing  Officer  similar to that specified above, such trust receipt shall be released to the Servicer.

        In order to facilitate the foreclosure of the Mortgage  securing any Home Loan that is in default  following  recordation  of the related  Assignment of Mortgage in accordance  with the provisions of the Purchase  Agreement,  the Indenture  Trustee or the Issuer shall,  if so requested in writing by the Servicer,  promptly execute an appropriate  assignment in the form provided  by the  Servicer  to assign  such Home Loan for the  purpose  of  collection  to the
Servicer (any such  assignment  shall  unambiguously  indicate that the  assignment is for the purpose of collection  only),  and, upon such  assignment,  such assignee for collection  will thereupon bring all required  actions in its own name and otherwise  enforce the terms of such
Home Loan and  deposit  or credit  the Net  Liquidation  Proceeds,  exclusive  of  Foreclosure
Profits,  received  with respect  thereto into the  Custodial  Account.  In the event that all delinquent  payments  due under any such  Home  Loan are paid by the  Mortgagor  and any other defaults are cured,  then the assignee for collection  shall promptly  reassign such Home Loan to the  Indenture  Trustee  and return all  Related  Documents  to the place where the related
Mortgage File was being maintained.

        In  connection  with the Issuer's  obligation to cooperate as provided in this Section
3.08 and all other  provisions of this  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Home Loans, the Indenture  Trustee,  as pledgee of the Home Loans and as  assignee  of record of the Home Loans on behalf of the Issuer  pursuant to Section  3.13 of the  Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the  Issuer  and to  promptly  execute  and return all  instruments reasonably required by the Servicer in connection  therewith;  provided,  that if the Servicer requests a signature  of the  Indenture  Trustee,  on behalf of the Issuer,  then the Servicer shall deliver to the Indenture  Trustee an Officer's  Certificate  stating that such signature is  necessary  or  appropriate  to  enable  the  Servicer  to  carry  out  its  servicing  and administrative duties under this Agreement.

Section 3.09   Servicing  Compensation;  Payment of Certain Expenses by Servicer. The Servicer
shall  be  entitled  to  receive  the  Servicing  Fee  in  accordance  with  Section  3.03  as compensation  for its services in connection  with  servicing the Home Loans.  Moreover,  late payment  charges and other  receipts not required to be deposited in the Custodial  Account as specified  in  Section  3.02  shall  be  retained  by the  Servicer  as  additional  servicing compensation.  The  Servicer  shall  be  required  to  pay  all  expenses  incurred  by  it in connection  with its activities  hereunder  (including  payment of all other fees and expenses not expressly  stated hereunder to be for the account of the  Securityholders),  including the fees and expenses of the Owner Trustee,  Indenture  Trustee and the  Custodian,  and shall not be entitled to reimbursement therefor.

Section 3.10   Annual Statement as to Compliance. (a)     The  Servicer  will  deliver  to the
Depositor,  the Credit  Enhancer  and the  Indenture  Trustee on or before the  earlier of (a)
March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report on Form
10-K is  required  to be  filed  in  accordance  with  the  Exchange  Act and  the  rules  and regulations of the  Commission,  a servicer  compliance  certificate,  signed by an authorized officer of the Servicer, as described in Item 1123 of Regulation AB, to the effect that:

               (i)    A review of the Servicer's  activities  during the reporting  period and of its  performance  under  this  Servicing  Agreement  has been  made  under  such  officer's supervision; and

               (ii)   To the  best of such  officer's  knowledge,  based on such  review,  the
Servicer  has  fulfilled  all  of  its  obligations  under  this  Servicing  Agreement  in all materials  respects  throughout  the  reporting  period  or, if there  has been a  failure  to fulfill any such  obligation in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

               The  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

               (b)    The  Servicer  shall  deliver to the Issuer and the  Indenture  Trustee, with a copy to the Credit Enhancer,  promptly after having obtained knowledge thereof,  but in no event later than five Business  Days  thereafter,  written  notice by means of an Officer's
Certificate  of any event which with the giving of notice or the lapse of time or both,  would become a Servicing Default.

Section 3.11   Annual  Independent  Public  Accountants'  Servicing  Report.  On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  is  required  to be filed  in  accordance  with the  Exchange  Act and the  rules  and regulations of the  Commission,  the Servicer at its expense shall cause a firm of independent public  accountants,  which shall be members of the American  Institute  of  Certified  Public
Accountants,  to furnish a report to the Depositor and the Indenture  Trustee the  attestation required  under Item 1122(b) of  Regulation  AB. In rendering  such  statement,  such firm may rely,  as to matters  relating to the direct  servicing  of Home Loans by  Subservicers,  upon
comparable   statements  for  examinations   conducted  by  independent   public   accountants
substantially  in  accordance  with  standards   established  by  the  American  Institute  of
Certified  Public  Accountants  (rendered  within one year of such  statement) with respect to such Subservicers.

Section 3.12   Access to Certain  Documentation  and  Information  Regarding  the Home  Loans.
Whenever  required  by  statute  or  regulation,  the  Servicer  shall  provide  to the Credit
Enhancer,  any  Securityholder  upon reasonable  request (or a regulator for a Securityholder)
or the Indenture  Trustee,  reasonable access to the  documentation  regarding the Home Loans.
Such access shall be afforded  without  charge,  but only upon  reasonable  request and during normal  business  hours at the offices of the  Servicer.  Nothing in this  Section  3.12 shall derogate  from the  obligation  of the  Servicer to observe  any  applicable  law  prohibiting disclosure of  information  regarding  Mortgagors,  and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such  obligation  shall not  constitute a breach of this Section 3.12.

Section 3.13   Maintenance  of Certain  Servicing  Insurance  Policies.  The  Servicer  shall, during  the term of its  service  as  servicer,  maintain  in force and effect (i) a policy or policies of insurance  covering  errors and omissions in the performance of its obligations as
Servicer  hereunder  and  (ii) a  fidelity  bond in  respect  of its  officers,  employees  or agents.  Each  such  policy or  policies  and  fidelity  bond  shall be at least  equal to the coverage  that would be  required by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for
Persons performing servicing for mortgage loans purchased by such entity.

Section 3.14   Information   Required  by  the  Internal  Revenue  Service  and  Reports  of
Foreclosures  and Abandonments of Mortgaged  Property.  The Servicer shall prepare and deliver all  federal  and  state  information  reports  with  respect  to the Home  Loans  when and as required by all  applicable  state and federal  income tax laws. In  particular,  with respect to the  requirement  under  Section  6050J of the Code to the  effect  that  the  Servicer  or
Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 2006, the Servicer or  Subservicer  shall file reports  relating to each  instance  occurring  during the  previous  calendar  year in which the  Servicer  (a) on behalf of the Issuer,  acquired an interest in any Mortgaged  Property through  foreclosure or other  comparable  conversion in full or partial  satisfaction  of a Home Loan, or (b) knew or had reason to know that any  Mortgaged  Property  had been  abandoned.  The  reports  from the
Servicer  or  Subservicer  shall be in form and  substance  sufficient  to meet the  reporting requirements  imposed by  Section  6050J and  Section  6050H  (reports  relating  to  mortgage interest received) of the Code.

Section 3.15   Optional Repurchase or Transfer of Home Loans.

(a)     Notwithstanding  any provision in Section 3.07 to the contrary,  the Servicer,  at its option and in its sole  discretion,  may repurchase any Home Loan  delinquent in payment for a period of ninety  (90) days or longer  for a price  equal to the  Repurchase  Price,  provided that any such  repurchase  shall occur only during the 60 day period  commencing  on the first day of the next calendar month.

(b)     The Servicer,  at its option and in its sole discretion,  may repurchase any Home Loan for a price  equal to the  Repurchase  Price (i) if the related  Mortgage  did not have a Lien senior to it as of the related  Cut-Off  Date,  and at the  request of the related  Mortgagor, the Servicer  agrees to the placement of a Lien on the related  Mortgaged  Property  senior to that of such  Mortgage or (ii) at the request of the  Mortgagor,  the  Servicer  agrees to the refinancing of the Lien senior to that of the related  Mortgage  resulting in a CLTV above the previous CLTV for such Home Loan.

(c)     Subject to the  conditions  set forth  below,  the  Servicer,  upon receipt of written notice and  direction  from the  Issuer,  shall  cause the  retransfer  of Home Loans from the
Trust Estate to the Issuer on the  Transfer  Date.  On the  Transfer  Notice Date prior to the
Transfer Date designated in such notice,  the Servicer shall give the Indenture  Trustee,  the
Rating  Agencies  and the Credit  Enhancer a written  notice of the proposed  retransfer  that contains a list of the Home Loans to be  retransferred.  Such  retransfers of Home Loans shall be permitted upon satisfaction of the following conditions:

(i)     On the Transfer  Date,  the  Overcollateralization  Amount (after giving effect to the removal from the Trust Estate of the Home Loans  proposed to be  retransferred)  will equal or exceed the Required Overcollateralization Amount;

(ii)    On or before the Transfer  Date,  the Servicer  shall have  delivered to the Indenture
Trustee a revised Home Loan  Schedule  showing that the Home Loans  transferred  to the Issuer are no longer owned by the Trust Estate;

(iii)   The Servicer  shall  represent  and warrant that the Home Loans to be removed from the
Trust Estate were  selected at random and the Servicer  shall have received the consent of the
Credit Enhancer as to the selection of the particular Home Loans to be removed; and

(iv)    The Servicer shall have delivered to the Indenture  Trustee and the Credit Enhancer an
officer's  certificate  certifying  that the  items  set forth in  subparagraphs  (i)  through
(iii),  inclusive,  have  been  performed  or are true and  correct,  as the case may be.  The
Indenture Trustee may conclusively rely on such officer's  certificate,  shall have no duty to make  inquiries  with regard to the matters set forth  therein and shall incur no liability in so relying.

        The Servicer  shall not be permitted to effect the  retransfer of any Home Loan except under the  conditions  specified  above.  Upon  receiving the  requisite  notice and direction from the Issuer,  the Servicer  shall perform in a timely manner those acts required of it, as specified  above.  Upon  satisfaction  of the  above  conditions,  on the  Transfer  Date  the
Indenture  Trustee  shall  deliver,  or  cause  to be  delivered,  to  the  Issuer  a  written itemization  of each Home Loan being  transferred,  together  with the Mortgage  File for each such Home Loan,  and the  Indenture  Trustee  shall  execute  and deliver to the Issuer or its designee such other  documents  prepared by the Servicer as shall be  reasonably  necessary to transfer such Home Loans to the  Certificateholders.  Any such transfer of the Trust  Estate's right,  title and interest in and to Home Loans shall be without  recourse,  representation or warranty by or of the Indenture Trustee or the Trust Estate to the Issuer or its designee.

Section 3.16   [Reserved].

Section 3.17   [Reserved].

Section 3.18   [Reserved].

Section 3.19   Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
Certain Assignments.

(a)     When  any  Mortgaged   Property  is  conveyed  by  the  Mortgagor,   the  Servicer  or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding the foregoing:

(i)     the  Servicer  shall not be deemed to be in  default  under  this  Section  3.19(a) by reason  of  any  transfer  or  assumption  which  the  Servicer  is  restricted  by  law  from preventing; and

(ii)    if the Servicer  determines that it is reasonably likely that any Mortgagor will bring
, or if any  Mortgagor  does  bring,  legal  action to  declare  invalid  or  otherwise  avoid enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the  Servicer's  duty to enforce any  due-on-sale  clause to the extent set forth in Section  3.19(a),  in any case in which a  Mortgaged  Property is to be conveyed to a
Person  by a  Mortgagor,  and such  Person  is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Indenture  Trustee,  or if an  instrument  of  release  signed  by the  Indenture  Trustee  is
required   releasing  the  Mortgagor  from  liability  on  the  Home  Loan,  the  Servicer  is authorized,  subject to the  requirements  of the  sentence  next  following,  to execute  and deliver,  on behalf of the Indenture  Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or supplement to the  Mortgage  Note or Mortgage or other  instruments  as are  reasonable  or  necessary to carry  out the  terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable  laws  regarding  assumptions  or the  transfer of the  Mortgaged  Property to such
Person.  The  Servicer  shall  execute  and  deliver  such  documents  only  if it  reasonably determines  that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the  unpaid  balance  and  interest  on the Home Loan to be uncollectible  in whole or in part, (ii) any required  consents of insurers under any Required
Insurance  Policies have been obtained and (iii)  subsequent to the closing of the transaction involving  the  assumption  or transfer (A) such  transaction  will not  adversely  affect the coverage  under any Required  Insurance  Policies,  (B) the Home Loan will fully amortize over the remaining  term thereof,  (C) no material  term of the Home Loan  (including  the interest rate on the Home Loan) will be altered  nor will the term of the Home Loan be changed  and (D)
if the  seller/transferor  of the Mortgaged  Property is to be released from  liability on the
Home  Loan,  such  release  will not  (based on the  Servicer's  or  Subservicer's  good faith determination)  adversely  affect  the  collectability  of the  Home  Loan.  Upon  receipt  of appropriate  instructions  from the Servicer in accordance  with the foregoing,  the Indenture
Trustee  shall  execute any  necessary  instruments  delivered  to it for such  assumption  or substitution  of  liability  as directed in writing by the  Servicer.  Upon the closing of the transactions  contemplated by such  documents,  the Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the modification or supplement to the Mortgage  Note or Mortgage to be delivered to the  Indenture  Trustee or the
Custodian  and deposited  with the Mortgage File for such Home Loan.  Any fee collected by the
Servicer or such related  Subservicer  for entering  into an  assumption  or  substitution  of liability  agreement  will be  retained  by the  Servicer or such  Subservicer  as  additional servicing compensation.

Section 3.20   Advance Facility.

(a)     The Servicer is hereby  authorized to enter into any facility (an "Advance  Facility")
with any Person (any such Person,  an "Advance  Facility  Counterparty"),  without the consent of any party to this  Agreement or the Credit  Enhancer,  which provides that the Servicer may pledge or sell its rights to  receive  reimbursement  of any  advances  ("Servicer  Advances")
made by the Servicer pursuant to this Agreement ("Advance  Reimbursement  Rights") pursuant to credit facilities,  repurchase  facilities,  or similar facilities providing liquidity for the funding of the Servicer Advances.

(b)     If the  Servicer  enters  into an  Advance  Facility,  and  for so long as an  Advance
Facility  Counterparty  remains entitled to receive  reimbursement  for any Servicer  Advances
("Advance  Reimbursement Amount"), then the Servicer shall identify such Advance Reimbursement
Amount as received,  consistently with the  reimbursement  rights set forth in Section 3.03 of this  Agreement,  and shall remit such Advance  Reimbursement  Amount in  accordance  with the documentation  establishing the Advance  Facility to such Advance Facility  Counterparty or to a trustee,  agent or custodian  (an "Advance  Facility  Trustee")  designated  by such Advance
Facility  Counterparty.  Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance  Facility,  the Servicer may withdraw from the Custodial  Account or direct the
Indenture  Trustee in writing to withdraw,  as applicable,  and the Servicer  shall,  or if so directed,  the  Indenture  Trustee  is  hereby  authorized  to and  shall  pay to the  Advance
Facility  Counterparty  or the  Advance  Facility  Trustee (in each case  identified  to it in writing  by  the  Servicer)  the  Advance  Reimbursement  Amount  identified  pursuant  to the preceding sentence.

(c)     The  Advance  Reimbursement  Amount  shall  consist  solely of  amounts  in respect of
Servicer  Advances  made with  respect  to the Home  Loans for  which  the  Servicer  would be permitted to reimburse  itself in accordance  with this  Agreement,  assuming the Servicer had made the related Servicer Advances.  Any Advance  Reimbursement  Amount that the Servicer,  in its capacity as  Servicer,  is entitled to be paid shall not be included in  distributions  to
Noteholders.  An Advance  Facility  Counterparty  whose  obligations are limited to the making of  Servicer  Advances  will not be deemed to be a  Subservicer  under  this  Agreement  or be required to meet the criteria for qualification as a Subservicer under this Agreement.

(d)     Any Advance  Reimbursement  Amount allocated to reimburse  Servicer Advances made with respect  to any  particular  Mortgage  Loan shall be  allocated  to the  reimbursement  of the unreimbursed  Servicer Advances made with respect to that Mortgage Loan on a "first-in,  first out"  ("FIFO")  basis,  such  that  the  Advance  Reimbursement  Amount  shall be  applied  to reimburse the Servicer  Advance for that  Mortgage  Loan that was  disbursed  earliest in time first,  and to  reimburse  the  Servicer  Advance for that  Mortgage  Loan that was  disbursed
latest  in  time,   last.  The  Servicer  shall  provide  to  the  related  Advance   Facility
Counterparty  or  Advance  Facility  Trustee  loan-by-loan  information  with  respect to each
Advance  Reimbursement  Amount  remitted  to such  Advance  Facility  Counterparty  or Advance
Facility Trustee,  to enable the Advance Facility  Counterparty or Advance Facility Trustee to
make the FIFO  allocation  of each such  Advance  Reimbursement  Amount  with  respect to each
Mortgage Loan.  A copy of such information shall be delivered to the Credit Enhancer.

(e)     Upon  request  of  the  Servicer,   the  Indenture  Trustee  agrees  to  execute  such
acknowledgments,  certificates,  and other documents  recognizing the interests of any Advance
Facility  Counterparty  in such Advance  Reimbursement  Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.20.

(f)     The  Indenture  Trustee  shall  not,  as a  result  of the  existence  of any  Advance
Facility,  have  any  duty  or  liability  with  respect  to the  calculation  of any  Advance
Reimbursement  Amount nor have any  responsibility  to track or monitor the  administration of the Advance Facility.

ARTICLE IV

                                    Servicing Certificate

Section 4.01   Statements  to  Securityholders.  (a) With respect to each Payment Date, on the
Business Day  following  the related  Determination  Date,  the Servicer  shall forward to the
Indenture  Trustee and the Indenture  Trustee  pursuant to Section 3.26 of the Indenture shall forward  or cause to be  forwarded  by mail or  otherwise  make  available  electronically  at
www.jpmorgan.com/sfr  to  each  Certificateholder,   Noteholder,   the  Credit  Enhancer,  the
Depositor,  the Owner  Trustee,  the  Certificate  Paying  Agent  and each  Rating  Agency,  a statement  setting forth the following  information  (the "Servicing  Certificate")  as to the
Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii)    the  aggregate  amount of payments  received  with  respect to the Home Equity  Loans, including prepayment amounts;

(iii)   the Servicing Fee payable to the Servicer;

(iv)    the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)     the aggregate amount of (a) Interest  Collections,  (b) Principal  Collections and (c)
Substitution Adjustment Amounts for such Collection Period;

(vi)    the amount paid as principal to the Noteholders of each Class of Notes;

(vii)   the amount  paid as  interest to the  Noteholders  of each Class of Notes,  separately stating the portion thereof in respect of Relief Act Shortfalls, if any;

(viii)  the  aggregate  amount of interest  remaining  unpaid,  if any, for each of the Notes, after giving effect to the payments made on such Payment Date;

(ix)    the amount of any draw on the Policy for such  Payment  Date,  the amount  paid to the
Credit  Enhancer  in  reimbursement  for prior draws and the  aggregate  amount of prior draws under the Policies not yet reimbursed;

(x)     the amount of such  distribution  as principal and interest to the  Certificateholders of the Certificates,  separately  stating the portion thereof which resulted in a reduction of the Certificate Balance thereof;

(xi)    the  aggregate  Principal  Balance  of the Home  Loans as of the end of the  preceding
Collection Period;

(xii)   the number and aggregate  Principal Balances of Home Loans (a) as to which the Monthly
Payment is  delinquent  for 30-59 days,  60-89 days,  90-119  days,  120-149  days and 150-179 days,  respectively,  (b) the related Mortgaged Property of which has been foreclosed upon and
(c) as to which the related  Mortgaged  Property has become REO  Property,  in each case as of the end of the preceding  Collection Period;  provided,  however,  that such information shall not be provided on the statements relating to the first Payment Date;

(xiii)  the aggregate  Liquidation Loss Amounts with respect to the related Collection Period, the amount  distributed as principal to  Noteholders  in respect of  Liquidation  Loss Amounts
(minus any  Recovery  Amounts)  and the  aggregate  of the  Liquidation  Loss Amounts from all
Collection  Periods to date  expressed as dollar  amount and as a percentage  of the aggregate
Cut-Off Date Principal Balances of the Home Loans;

(xiv)   the aggregate Note Balance of each Class of Notes and the  Certificate  Balance of the
Certificates after giving effect to the distribution of principal on such Payment Date;

(xv)    the Percentage  Interest  applicable to each of the Securities,  after  application of payments made on such Payment Date;

(xvi)   the Overcollateralization  Amount as of the end of the preceding Collection Period and the Overcollateralization Release Amount for such Payment Date;

(xvii)  the  amount of any  payment  to be made to the  designee  or  designees  of the Credit
Enhancer with respect to such Payment Date pursuant to Sections 3.05(a)(i);

(xviii) the  weighted  average  of the Net Loan  Rates  for the  Home  Loans  for the  related
Collection Period; and

(xix)   the number and  aggregate  Principal  Balance of Home Loans  repurchased  pursuant  to
Section 3.15(a) herein during the related Collection Period.

        In the case of  information  furnished  pursuant to clauses (vi) and (vii) above,  the amounts  shall  be  expressed  as an  aggregate  dollar  amount  per Note or  Certificate,  as applicable, with a $25,000 denomination.

        If a  Servicing  Default  shall  occur,  on the  Business  Day  following  the related
Determination  Date,  the Servicer shall forward to the Indenture  Trustee,  and the Indenture
Trustee,  pursuant to Section 3.26 of the  Indenture,  shall  forward or cause to be forwarded by mail to each Certificateholder,  each Noteholder,  the Credit Enhancer, the Depositor,  the
Owner  Trustee,  the  Certificate  Paying  Agent and each Rating  Agency,  a statement to such effect,  including the nature of such  Servicing  Default.  Such statement may be included in, or separate from, the regular statement sent to Securityholders.

        The Indenture Trustee will make the monthly statement to Securityholders  (and, at its option,  any  additional  files  containing the same  information  in an  alternative  format)
available  each  month  to  Securityholders,  and  other  parties  to this  Agreement  via the
Indenture  Trustee's  internet  website.   The  Indenture  Trustee's  internet  website  shall
initially  be  located  at  "www.jpmorgan.com/sfr".  Assistance  in using the  website  can be obtained by calling Indenture  Trustee's  customer service desk at 877-722-1095.  Parties that are unable to use the above  website  are  entitled  to have a paper  copy  mailed to them via first class mail by calling the  customer  service desk and  indicating  such.  The  Indenture
Trustee  shall  have  the  right to  change  the way the  statements  to  Securityholders  are distributed in order to make such  distribution  more convenient and/or more accessible to the above parties and the Indenture  Trustee shall  provide  timely and adequate  notification  to all above parties regarding any such changes.

(b)     In addition,  with respect to each Payment  Date,  on the Business Day  following  the related  Determination  Date, the Servicer shall forward to the Credit Enhancer and the Rating
Agencies the following  information  for each  Capitalization  Workout entered into during the related Collection Period:

(i)     the original Home Equity Loan amount;

(ii)    the Home Loan amount after the Capitalization Workout;

(iii)   the original Monthly Payment amount;

(iv)    the Monthly Payment amount after the Capitalization Workout;

(v)     the Capitalized Amount as defined in Section 3.02(a)(v) herein;

(vi)    the CLTV prior to the Capitalization Workout;

(vii)   the CLTV after the Capitalization Workout; and

(viii)  if an appraisal was used in determining the CLTV referred to in (vii) above,  the type and date of appraisal.

(c)     The Servicer shall forward to the Indenture Trustee any other  information  reasonably requested by the Indenture  Trustee necessary to make  distributions  pursuant to Section 3.05 of the  Indenture.  Prior to the close of business on the  Business Day next  succeeding  each
Determination  Date, the Servicer shall furnish a written statement to the Certificate  Paying
Agent and the Indenture  Trustee setting forth the aggregate  amounts required to be withdrawn from the Custodial  Account and deposited into the Note Payment  Account  and/or  Distribution
Account on the Business Day  preceding  the related  Payment  Date  pursuant to Section  3.03.
The  determination  by the Servicer of such amounts shall, in the absence of obvious error, be deemed to be presumptively  correct for all purposes hereunder,  and the Owner Trustee and the
Indenture  Trustee shall be protected in relying upon the same without any  independent  check or  verification.  In  addition,  upon  the  Issuer's  written  request,  the  Servicer  shall promptly  furnish  such  information  reasonably  requested  by the Issuer that is  reasonably available  to the  Servicer to enable the Issuer to perform  its federal and state  income tax reporting obligations.

Section 4.02   Exchange Act Reporting.

(a)     The  Servicer  will act as the Tax  Matters  Partner or the agent for the Tax  Matters
Partner  pursuant to the Trust  Agreement.  The Servicer  agrees to perform the obligations of the  Servicer  set forth in Section 5.03 of the Trust  Agreement.  The  Servicer  will prepare and file or cause to be  prepared  and  filed  all tax and  information  returns  of the Trust
Estate.

(b)     The Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust Estate, sign and cause to be filed with the  Commission  any  periodic  reports  required  to be filed under the  provisions of the Exchange  Act, and the rules and  regulations  of the  Commission thereunder  including,  without  limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection  with the preparation and filing of such periodic  reports,  the Indenture  Trustee shall  timely  provide  to  the  Servicer  (I) a  list  of  Securityholders  as  shown  on the
Certificate  Register and the Note Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other  legal  process  and any other  documents  relating  to any  claims, charges or complaints  involving the Indenture  Trustee,  as trustee  hereunder,  or the Trust
Estate that are received by the Indenture  Trustee,  (III) notice  of all matters that, to the actual knowledge of a Responsible  Officer of the Indenture Trustee,  have been submitted to a vote of the  Securityholders,  other than those matters that have been  submitted to a vote of the  Securityholders  at the request of the Depositor or the Servicer,  and (IV) notice of any failure of the Indenture Trustee to make any distribution to the  Securityholders  as required pursuant to this  Agreement.  The Indenture  Trustee shall not have any liability with respect to the Servicer's  failure to properly  prepare or file such periodic reports and the Servicer shall not have any liability  with respect to such failure  resulting  from or relating to the
Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

        (b)    Any Form 10-K filed with the  Commission in  connection  with this Section 4.03 shall include:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the  Servicer,  in the form attached as Exhibit E hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules
13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations  with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Servicer that are  backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the
servicing  function  as  required  by  relevant  Commission   regulations,   as  described  in
Item 1122(a)   of   Regulation AB.   The  Servicer   shall  obtain  from  all  other   parties
participating in the servicing function any required certifications.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in  relevant  Commission  regulations,  as  described  in
Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.10.

        (c)    In connection  with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Servicer with a back-up  certification  substantially  in the form attached hereto as Exhibit D-2.

        (d)    This Section 4.03 may be amended in accordance  with this  Servicing  Agreement without the consent of the Securityholders.

        (e)    The Indenture Trustee shall make available on the Indenture  Trustee's internet website each of the reports filed with the  Commission by or on behalf of the Depositor  under the  Exchange  Act, as soon as  reasonably  practicable  upon  delivery of such reports to the
Indenture Trustee.

ARTICLE V

                                     Note Payment Account

Section 5.01   Note Payment  Account.  The Indenture  Trustee shall  establish and maintain an
Eligible Account entitled "JPMorgan Chase Bank, as Indenture  Trustee,  for the benefit of the
Securityholders,  the  Certificate  Paying  Agent and the  Credit  Enhancer,  pursuant  to the
Indenture,  dated as of March 30, 2006,  between GMACM Home Loan Trust 2006-HLTV1 and JPMorgan
Chase Bank" (the "Note  Payment  Account").  On each Payment  Date,  amounts on deposit in the
Note  Payment  Account  shall be  distributed  by the  Indenture  Trustee in  accordance  with
Section 3.05 of the  Indenture.  The Indenture  Trustee shall invest or cause the  institution maintaining  the Note Payment  Account to invest the funds  therein in  Permitted  Investments selected in writing by the  Servicer  and  designated  in the name of the  Indenture  Trustee, which  investments  shall mature not later than the Business  Day next  preceding  the Payment
Date next  following  the date of such  investment  (except  that any  investment  in  (i) the institution  with which the Note Payment Account is maintained,  or (ii) a fund for which such
institution   or  affiliate   thereof   serves  as  an  investment   advisor,   administrator,
shareholder,  servicing  agent,  custodian or sub  custodian  may mature on such Payment Date)
and shall  not be sold or  disposed  of prior to  maturity.  In  addition,  no such  Permitted
Investment  shall be  purchased  at a price in excess of par.  All  income  and gain  realized from any such  investment  shall be for the  benefit of the  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited  in the Note Payment  Account by the Servicer out of
its own funds immediately as realized.

ARTICLE VI

                                         The Servicer

Section 6.01   Liability  of  the  Servicer.  The  Servicer  shall  be  liable  in  accordance herewith only to the extent of the  obligations  specifically  imposed upon and  undertaken by the Servicer herein.

Section 6.02   Merger  or  Consolidation  of,  or  Assumption  of  the  Obligations  of,  the
Servicer.  Any corporation or limited  liability company into which the Servicer may be merged or converted  or with which it may be  consolidated,  or any  corporation  resulting  from any merger,  conversion  or  consolidation  to  which  the  Servicer  shall  be a  party,  or  any corporation or limited  liability  company  succeeding to the business of the Servicer,  shall be the  successor of the Servicer  hereunder,  without the execution or filing of any paper or any further  act on the part of any of the parties  hereto,  anything  herein to the  contrary notwithstanding.

        The Servicer may assign its rights and delegate its duties and obligations  under this
Agreement;  provided,  that the Person  accepting  such  assignment or  delegation  shall be a
Person  qualified  to  service  mortgage  loans,  is  reasonably  satisfactory  to the  Credit
Enhancer  (provided,  that such consent to assignment may not be  unreasonably  withheld),  is willing to service the Home Loans and  executes  and  delivers  to the Issuer  (with a copy to the Credit  Enhancer) an  agreement,  in form and  substance  reasonably  satisfactory  to the
Credit  Enhancer,  that  contains  an  assumption  by such  Person  of the  due  and  punctual performance  and  observance of each covenant and condition to be performed or observed by the
Servicer  under this  Agreement;  and provided  further,  that no Rating Event will occur as a result of such  assignment  and  delegation (as evidenced by a letter to such effect from each
Rating Agency),  if determined  without regard to the Policy;  and provided further,  that the
Owner  Trustee  shall  receive an Opinion of  Counsel to the effect  that such  assignment  or delegation  will not cause the Issuer to be treated as an  association  (or a  publicly-traded partnership) taxable as a corporation for federal income tax purposes.

Section 6.03   Limitation  on Liability  of the Servicer and Others.  Neither the Servicer nor
any of the  directors or officers or  employees  or agents of the Servicer  shall be under any liability to the Issuer, the Owner Trustee,  the Indenture Trustee or the  Securityholders for
any action  taken or for  refraining  from the taking of any action in good faith  pursuant to this Agreement;  provided,  however, that this provision shall not protect the Servicer or any such Person  against any  liability  that would  otherwise be imposed by reason of its willful misfeasance,  bad faith or gross  negligence in the performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations and duties  hereunder.  The Servicer and any  director or officer or employee  or agent of the  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted  by any Person  respecting any matters arising hereunder.  The Servicer and any director,  officer,  employee or agent of the  Servicer  shall  be  indemnified  by the  Issuer  and held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Securities,  including any amount paid to the Owner  Trustee or the Indenture  Trustee pursuant  to  Section 6.06(b),  other  than any loss,  liability  or  expense  related  to any specific  Home Loan or Home  Loans  (except as any such loss,  liability  or expense  shall be otherwise  reimbursable  pursuant  to this  Agreement)  and any  loss,  liability  or  expense incurred  by  reason  of its  willful  misfeasance,  bad  faith  or  gross  negligence  in the performance  of  its  duties  hereunder  or  by  reason  of  its  reckless  disregard  of  its obligations  and duties  hereunder.  The Servicer  shall not be under any obligation to appear in,  prosecute or defend any legal action that is not  incidental to its duties to service the
Home Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense  or  liability;  provided,  however,  that the  Servicer  may in its  sole  discretion undertake  any  such  action  that it may deem  necessary  or  desirable  in  respect  of this
Agreement,   the  rights  and  duties  of  the  parties   hereto  and  the  interests  of  the
Securityholders.  In such event,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Issuer, and the  Servicer  shall be  entitled  to be  reimbursed  therefor.  The  Servicer's  right to indemnity or  reimbursement  pursuant to this Section 6.03 shall  survive any  resignation  or termination  of the  Servicer  pursuant  to Section  6.04 or 7.01 with  respect to any losses, expenses,  costs or liabilities  arising prior to such  resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04   Servicer  Not to  Resign.  Subject  to the  provisions  of  Section  6.02,  the
Servicer  shall not resign from the  obligations  and duties  hereby  imposed on it except (a)
upon  determination  that the performance of its obligations or duties hereunder are no longer permissible  under  applicable  law or are in material  conflict by reason of  applicable  law with any other  activities  carried  on by it or its  subsidiaries  or  Affiliates,  the other activities  of the Servicer so causing such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or Affiliates at the date of this  Agreement or (b) upon satisfaction  of the following  conditions:  (i) the Servicer  shall have proposed a successor servicer  to the Issuer and the  Indenture  Trustee in  writing  and such  proposed  successor servicer  is  reasonably  acceptable  to the  Issuer,  the  Indenture  Trustee  and the Credit
Enhancer;  (ii) each Rating  Agency  shall have  delivered a letter to the Issuer,  the Credit
Enhancer  and the  Indenture  Trustee  prior  to the  appointment  of the  successor  servicer stating that the proposed  appointment of such successor  servicer as Servicer  hereunder will not cause a Rating  Event,  if  determined  without  regard  to the  Policy;  and  (iii)  such proposed successor servicer is reasonably  acceptable to the Credit Enhancer,  as evidenced by a  letter  to  the  Issuer  and  the  Indenture  Trustee;  provided,  however,  that  no  such resignation by the Servicer shall become  effective  until such successor  servicer or, in the case of (a) above,  the Indenture  Trustee,  as pledgee of the Home Loans,  shall have assumed the  Servicer's  responsibilities  and  obligations  hereunder or the  Indenture  Trustee,  as pledgee of the Home Loans,  shall have  designated  a successor  servicer in  accordance  with
Section 7.02. Any such resignation  shall not relieve the Servicer of  responsibility  for any of the  obligations  specified  in  Sections  7.01 and 7.02 as  obligations  that  survive the
resignation  or  termination  of  the  Servicer.   Any  such   determination   permitting  the
resignation  of the  Servicer  shall be  evidenced  by an Opinion  of  Counsel to such  effect delivered to the Indenture Trustee and the Credit Enhancer.

Section 6.05   Delegation of Duties.  In the ordinary course of business,  the Servicer at any time  may  delegate  any  of  its  duties  hereunder  to  any  Person,  including  any  of its
Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable to those with which the Servicer  complies  pursuant to Section 3.01. Such  delegation  shall not relieve the Servicer of its liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06   Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses;
Indemnification.

(a)     After  the  Closing  Date,  the  Servicer  covenants  and  agrees  to pay to the Owner
Trustee,  the  Indenture  Trustee and any  co-trustee  of the  Indenture  Trustee or the Owner
Trustee  from  time to  time,  and the  Owner  Trustee,  the  Indenture  Trustee  and any such co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust and, in the case of the  Indenture  Trustee,  for so long as GMAC  Mortgage  Corporation  is the  Servicer shall be as set forth in bid proposal  dated as of March 10, 2006,  agreed to by the Indenture
Trustee and the  Servicer)  for all services  rendered by each of them in the execution of the trusts  created  under  the  Trust  Agreement  and  the  Indenture  and  in the  exercise  and performance  of any of the powers and duties under the Trust  Agreement or the  Indenture,  as the case may be, of the Owner  Trustee,  the  Indenture  Trustee and any  co-trustee,  and the
Servicer will pay or reimburse the Indenture  Trustee and any co-trustee  upon request for all reasonable  expenses,  disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance  with any of the provisions of this  Agreement,  the Indenture or the Trust  Agreement  except any such expense,  disbursement  or advance as may arise from its negligence,  willful  misfeasance or bad faith.  In addition,  the Indenture  Trustee shall be entitled to be  reimbursed  from the Servicer for all  reasonable  costs  associated  with the transfer of  servicing  from the  predecessor  servicer  pursuant to Section  7.02  hereunder, including,  without limitation,  any reasonable costs or expenses associated with the complete transfer  of all  servicing  data  and the  completion,  correction  or  manipulation  of such servicing  data  as may be  required  by the  Indenture  Trustee  to  correct  any  errors  or insufficiencies  in the  servicing  data or  otherwise  to enable  the  Indenture  Trustee  to service the Home Loans properly and effectively.

(b)     The Servicer agrees to indemnify the Indenture  Trustee and the Owner Trustee for, and
to hold the Indenture  Trustee and the Owner Trustee,  as the case may be,  harmless  against, any loss,  liability or expense incurred without  negligence,  bad faith or willful misconduct on the part of the Indenture  Trustee or the Owner  Trustee,  as the case may be,  arising out of, or in connection  with,  the acceptance  and  administration  of the Issuer and the assets thereof,  including the costs and expenses  (including  reasonable legal fees and expenses) of defending the Indenture  Trustee or the Owner  Trustee,  as the case may be, against any claim in  connection  with the  exercise  or  performance  of any of its powers or duties  under any
Basic Document; provided that:

(i)     with respect to any such claim,  the Indenture  Trustee or Owner Trustee,  as the case may be, shall have given the Servicer  written  notice  thereof  promptly  after the Indenture
Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)    while maintaining  control over its own defense,  the Issuer, the Indenture Trustee or
Owner  Trustee,  as the case may be, shall  cooperate  and consult  fully with the Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Servicer shall not be liable for  settlement  of any claim by the  Indenture  Trustee or the Owner  Trustee,  as the
case may be, entered into without the prior consent of the Servicer.

No termination  of this  Agreement or  resignation  or removal of the Indenture  Trustee shall affect  the  obligations  created  by this  Section  6.06 of the  Servicer  to  indemnify  the
Indenture  Trustee  and the Owner  Trustee  under the  conditions  and to the extent set forth herein.

        Notwithstanding the foregoing,  the  indemnification  provided by the Servicer in this
Section 6.06(b) shall not pertain to any loss,  liability or expense of the Indenture  Trustee or the Owner  Trustee,  including  the costs and  expenses  of  defending  itself  against any claim,  incurred in connection  with any actions  taken by the Indenture  Trustee or the Owner
Trustee  at the  direction  of the  Noteholders  or  Certificateholders,  as the  case may be, pursuant to the terms of this Agreement.

ARTICLE VII

                                           Default

Section 7.01   Servicing Default.

(a)     If a Servicing  Default shall occur and be  continuing,  then, and in every such case, so long as a  Servicing  Default  shall not have been  remedied  by the  Servicer,  either the
Issuer  or the  Indenture  Trustee,  upon  acknowledgement  of  the  occurrence  of  Servicing
Default,  (in each case with the consent of the Credit  Enhancer so long as no Credit Enhancer
Default  exists) or the Credit  Enhancer (so long as no Credit Enhancer  Default  exists),  by notice  then given in writing to the  Servicer,  the  Issuer and the  Indenture  Trustee,  may
terminate all of the rights and  obligations  of the Servicer as servicer under this Agreement other than its right to receive  servicing  compensation  and expenses for  servicing the Home
Loans  hereunder  during  any  period  prior to the date of such  termination,  and the Issuer
(with the consent of the Credit  Enhancer so long as no Credit Enhancer  Default  exist),  the
Credit  Enhancer or the Indenture  Trustee (with the consent of the Credit Enhancer so long as no Credit Enhancer Default exists),  may exercise any and all other remedies  available at law or equity.  Any such notice to the  Servicer  shall also be given to each Rating  Agency,  the
Credit  Enhancer  and the  Issuer.  On or after the receipt by the  Servicer  of such  written notice,  all authority and power of the Servicer  under this  Agreement,  whether with respect to the  Securities  or the  Home  Loans  or  otherwise,  shall  pass to and be  vested  in the
Indenture Trustee,  subject to Section 7.02 hereof, as pledgee of the Home Loans,  pursuant to and under  this  Section  7.01;  and,  without  limitation,  the  Indenture  Trustee is hereby
authorized   and  empowered  to  execute  and  deliver,   on  behalf  of  the   Servicer,   as
attorney-in-fact  or  otherwise,  any and all documents  and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer  and  endorsement  of each Home Loan and related  documents,  or otherwise.  The Servicer agrees to cooperate with the Issuer,  the
Credit  Enhancer and Indenture  Trustee,  as the case may be, in effecting the  termination of the  responsibilities  and rights of the Servicer  hereunder,  including,  without limitation, the  transfer  to the  Indenture  Trustee  for the  administration  by it of all cash  amounts relating  to the  Home  Loans  that  shall  at the  time  be held  by the  Servicer  and to be deposited by it in the Custodial  Account,  or that have been deposited by the Servicer in the
Custodial  Account or thereafter  received by the Servicer with respect to the Home Loans, the recordation  of  Assignments  of  Mortgages  to the  Indenture  Trustee  if  MERS  is not  the
mortgagee  of a Home  Loan,  and the  delivery  of  Mortgage  Files in its  possession  to the
Indenture  Trustee.  All  reasonable  costs  and  expenses  (including,  but not  limited  to, attorneys'  fees)  incurred  in  connection  with  amending  this  Agreement  to reflect  such succession  as  Servicer  pursuant  to this  Section  7.01  shall  be paid by the  predecessor
Servicer (or if the  predecessor  Servicer is the  Indenture  Trustee,  the initial  Servicer)
upon presentation of reasonable documentation of such costs and expenses.

(b)     Notwithstanding  any  termination  of the  activities of the Servicer  hereunder,  the
Servicer  shall be  entitled  to receive,  out of any late  collection  of a payment on a Home
Loan which was due prior to the  notice  terminating  the  Servicer's  rights and  obligations hereunder and received  after such notice,  that portion to which the Servicer would have been entitled  pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect  thereof, and any other amounts  payable to the Servicer  hereunder the entitlement to which arose prior to the termination of its activities hereunder.

        Notwithstanding  the foregoing,  a delay in or failure of performance under clause (i)
or (ii) of the definition of Servicing  Default,  after the applicable grace periods specified therein,  shall not  constitute  a  Servicing  Default if such  delay or failure  could not be prevented  by the exercise of  reasonable  diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared  war,  public
disorder,  rebellion  or  sabotage,  epidemics,   landslides,   lightning,  fire,  hurricanes,
earthquakes,  floods  or  similar  causes.  The  preceding  sentence  shall  not  relieve  the
Servicer  from using  reasonable  efforts to perform its  respective  obligations  in a timely manner  in  accordance  with the terms of this  Agreement.  The  Servicer  shall  provide  the
Indenture  Trustee,  the  Credit  Enhancer  and the  Securityholders  with  notice of any such failure  or  delay by it,  together  with a  description  of its  efforts  to so  perform  its obligations.  The  Servicer  shall  immediately  notify  the  Indenture  Trustee,  the  Credit
Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02   Indenture Trustee to Act; Appointment of Successor.

(a)     On and after  the time the  Servicer  receives  a notice of  termination  pursuant  to
Section 7.01 or sends a notice  pursuant to Section 6.04, the Indenture  Trustee as pledgee of the Home Loans shall itself  become,  or shall appoint an affiliate of the  Indenture  Trustee to become the  successor in all  respects to the  Servicer in its  capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall  immediately assume all of the  obligations  of the Servicer to make  advances on Home Loans under  Section
3.02(b) and will be subject to all other  responsibilities,  duties and  liabilities  relating thereto  placed on the  Servicer by the terms and  provisions  hereof as soon as  practicable, but in no event later than 90 days after the Indenture  Trustee  becomes  successor  servicer.
During such 90 day period,  the Indenture  Trustee,  with the consent of the Credit  Enhancer,
may  require  the  Servicer   being   terminated   to  continue  to  perform  such   servicing
responsibilities  (other than making advances on the Home Loans under Section  3.02(b)) as the
Indenture  Trustee deems  appropriate.  In such event,  the Servicer  being  terminated  shall provide  such  services as directed by the  Indenture  Trustee  until the earliest of the date the Indenture  Trustee  notifies such Servicer to discontinue  providing  such  services,  the
date  on  which  a   successor   servicer   or  the   Indenture   Trustee   has   assumed  all
responsibilities,  duties and  liabilities of the Servicer  hereunder or the expiration of the
90 day period.  The Servicer  shall be entitled to the  Servicing Fee hereunder for any period during which the Servicer is obligated to provide such  services as if no  termination  of the
Servicer  had  occurred.  Nothing  in  this  Agreement  or in the  Trust  Agreement  shall  be construed to permit or require the Indenture  Trustee to (i) succeed to the  responsibilities, duties and  liabilities  of the initial  Servicer in its capacity as Seller under the Purchase
Agreement,  (ii) be responsible  or accountable  for any act or omission of the Servicer prior to the  issuance  of a  notice  of  termination  hereunder,  (iii)  require  or  obligate  the
Indenture  Trustee,  in its  capacity  as  successor  Servicer,  to  purchase,  repurchase  or substitute  any Home Loan,  (iv) fund any losses on any Permitted  Investment  directed by any other  Servicer,  or  (v)  be  responsible  for  the  representations  and  warranties  of the
Servicer.  As  compensation  therefor,  the  Indenture  Trustee  shall  be  entitled  to  such compensation  as the  Servicer  would have been  entitled  to  hereunder  if no such notice of termination had been given.  Notwithstanding  the foregoing,  if the Indenture  Trustee is (x)
unwilling to act as successor  Servicer itself or to appoint an affiliate to become  successor
Servicer,  or (y)  legally  unable so to act,  the  Indenture  Trustee  as pledgee of the Home
Loans may (in the situation  described in clause (x)) or shall (in the situation  described in clause (y)) appoint at the  direction of the Credit  Enhancer or, if the Credit  Enhancer fail
to  make  such  direction,   petition  a  court  of  competent  jurisdiction  to  appoint  any established  housing  and home  finance  institution,  bank or other  mortgage  loan  servicer having a net worth of not less than  $10,000,000  as the  successor to the Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or  liabilities of the
Servicer  hereunder;  provided,  that any such  successor  Servicer shall be acceptable to the
Credit Enhancer,  as evidenced by the Credit  Enhancer's prior written consent,  which consent shall not be unreasonably  withheld;  and provided  further,  that the appointment of any such successor  Servicer will not result in a Rating Event,  if  determined  without  regard to the
Policy.  Pending  appointment of a successor to the Servicer  hereunder,  unless the Indenture
Trustee is  prohibited  by law from so  acting,  the  Indenture  Trustee  itself  shall act or appoint an  affiliate  to act in such  capacity as provided  above.  In  connection  with such appointment and assumption,  the successor  shall be entitled to receive  compensation  out of payments  on Home  Loans in an  amount  equal to the  compensation  that  the  Servicer  would otherwise  have  received  pursuant  to  Section  3.09  (or  such  other  compensation  as the
Indenture  Trustee and such successor shall agree).  The  appointment of a successor  Servicer shall not affect any  liability of the  predecessor  Servicer  that may have arisen under this
Agreement  prior to its  termination  as Servicer  (including  the obligation to purchase Home
Loans pursuant to Section 3.01, to pay any deductible  under an insurance  policy  pursuant to
Section 3.04 or to indemnify the Indenture  Trustee  pursuant to Section 6.06),  nor shall any successor  Servicer be liable for any acts or  omissions  of the  predecessor  Servicer or for any breach by such Servicer of any of its  representations  or warranties  contained herein or in any related  document or agreement.  The Indenture  Trustee and such  successor  shall take such  action,  consistent  with this  Agreement  and the  requirements  (including  any notice requirements)  of  applicable  law, as shall be necessary to effectuate  any such  succession.
Notwithstanding  the foregoing,  the Indenture Trustee, in its capacity as successor Servicer, shall not be responsible  for the lack of information  and/or  documents that it cannot obtain through  reasonable  efforts or for failing to take any action that the  Indenture  Trustee is legally prohibited from taking by applicable law.

(b)     Any  successor,  including the Indenture  Trustee,  to the Servicer as servicer  shall during its term as Servicer  (i)  continue to service  and  administer  the Home Loans for the benefit of the  Securityholders,  (ii)  maintain in force a policy or  policies  of  insurance covering  errors and omissions in the  performance of its  obligations  as Servicer  hereunder and a fidelity  bond in respect of its  officers,  employees  and agents to the same extent as the  Servicer is so required  pursuant to Section  3.13 and (iii) be bound by the terms of the
Insurance Agreement.

(c)     Any  successor  Servicer,  including  the  Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the  predecessor  Servicer  shall fail to deliver  any  required  deposit to the  Custodial  Account  or  otherwise  cooperate  with any required servicing transfer or succession hereunder.

(d)     In connection  with the termination or resignation of the Servicer  hereunder,  either
(i) the  successor  Servicer,  including  the Indenture  Trustee if the  Indenture  Trustee is
acting as  successor  Servicer,  shall  represent  and warrant  that it is a member of MERS in good  standing  and  shall  agree to  comply  in all  material  respects  with the  rules  and procedures  of MERS in  connection  with the  servicing of the Home Loans that are  registered with  MERS,  in  which  case the  predecessor  Servicer  shall  cooperate  with the  successor
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor
Servicer shall  cooperate  with the successor  Servicer in causing MERS to execute and deliver an  assignment  of  Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the
Indenture  Trustee  and to  execute  and  deliver  such  other  notices,  documents  and other instruments  as may be  necessary  or  desirable  to  effect a  transfer  of such Home Loan or servicing of such Home Loan on the MERS(R)System to the  successor  Servicer.  The  predecessor
Servicer  shall file or cause to be filed any such  assignment  in the  appropriate  recording office.  The  predecessor  Servicer  shall bear any and all fees of MERS,  costs of  preparing any  assignments  of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may  be  required  under  this  subsection  (d).  The  successor  Servicer  shall  cause  such assignment  to be delivered to the Indenture  Trustee or the  Custodian  promptly upon receipt of the  original  with  evidence  of  recording  thereon  or a copy  certified  by the  public recording office in which such assignment was recorded.

Section 7.03   Notification  to  Securityholders.  Upon any termination of or appointment of a successor  to the  Servicer  pursuant  to this  Article  VII or Section  6.04,  the  Indenture
Trustee  shall  give  prompt  written  notice  thereof  to  the  Securityholders,  the  Credit
Enhancer, the Issuer and each Rating Agency.

ARTICLE VIII

                                   Miscellaneous Provisions

Section 8.01   Amendment.  This  Agreement  may be  amended  from time to time by the  parties hereto;  provided,  that any such amendment  shall be accompanied by a letter from each Rating
Agency to the effect that such  amendment  will not result in a Rating  Event,  if  determined without  regard  to the  Policy;  and  provided  further,  that the  Credit  Enhancer  and the
Indenture Trustee shall consent thereto.

Section 8.02   GOVERNING  LAW. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW  PROVISIONS  (OTHER THAN
SECTIONS  5-1401  AND 5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW) AND THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN  ACCORDANCE  WITH SUCH
LAWS.

Section 8.03   Notices.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by certified  mail,  return  receipt  requested,  to (a) in the case of the Servicer,  100 Witmer
Road,  Horsham,  Pennsylvania 19044,  Attention:  Anthony Renzi, (b) in the case of the Credit
Enhancer,  Financial  Guaranty  Insurance  Company,  125 Park Avenue, 6th Floor, New York, New
York 10017,  Attention:  Structured Finance  Surveillance  (GMACM Home Loan Trust 2006-HLTV1),
(c) in the case of  Moody's,  Home  Mortgage  Loan  Monitoring  Group,  4th  Floor,  99 Church
Street,  New York, New York 10007, (d) in the case of Standard & Poor's, 55 Water Street,  New
York, New York 10004,  Attention:  Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee,  Wilmington Trust Company,  Rodney Square North,  1100 North Market Street,
Wilmington,  Delaware  19890-0001,  (f) in the  case of the  Issuer,  GMACM  Home  Loan  Trust
2006-HLTV1,  c/o the Owner  Trustee at the address  set forth in clause (e) above,  and (g) in the case of the Indenture  Trustee,  at the Corporate  Trust Office of the Indenture  Trustee;
or,  with  respect  to each of the  foregoing  Persons,  at such  other  address  as  shall be designated  by such  Person in a written  notice to the other  foregoing  Persons.  Any notice required or  permitted  to be mailed to a  Securityholder  shall be given by first class mail, postage  prepaid,  at the  address of such  Securityholder  as shown in the Note  Register  or
Certificate  Register,  as the case may be.  Any notice so mailed  within the time  prescribed in this Agreement shall be conclusively  presumed to have been duly given,  whether or not the related  Securityholder  receives  such notice.  Any notice or other  document  required to be delivered  or  mailed  by the  Indenture  Trustee  to any  Rating  Agency  shall be given on a reasonable  efforts  basis  and  only as a  matter  of  courtesy  and  accommodation,  and the
Indenture  Trustee  shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 8.04   Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this  Agreement or the  Securities or the rights of the Securityholders.

Section 8.05   Third-Party  Beneficiaries.  This  Agreement  shall inure to the benefit of and be binding  upon the parties  hereto,  the  Securityholders,  the Credit  Enhancer,  the Owner
Trustee and their respective  successors and permitted  assigns.  Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

Section 8.06   Counterparts.  This  instrument may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 8.07   Effect of Headings  and Table of  Contents.  The  Article and Section  headings herein  and the  Table  of  Contents  are for  convenience  only  and  shall  not  affect  the construction hereof.

Section 8.08   Termination Upon Purchase by the Servicer or Liquidation of All Home Loans;
Partial Redemption.

(a)     The respective  obligations and  responsibilities of the Servicer,  the Issuer and the
Indenture  Trustee  created hereby shall  terminate upon the last action  required to be taken by the Issuer  pursuant to the Trust  Agreement and by the Indenture  Trustee  pursuant to the
Indenture following the earlier of:

(i)     the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii)    the  purchase by the  Servicer  from the Issuer of all Home Loans and REO  Property in accordance with Section 8.08(b).

(b)     The  Servicer  shall have the right to purchase  from the Issuer all of the Home Loans and REO  Property  if the Pool  Balance  as of any  Payment  Date is less than 10% of the Pool
Balance  as of the  Cut-Off  Date  (provided  that a draw on the  Policy  would not occur as a result of such purchase and provided  further that the purchase price will provide  sufficient funds to pay the  outstanding  Note  Balance and  accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be distributed to  Securityholders),  at a price equal to 100% of the aggregate  unpaid  Principal  Balance of all such  remaining  Home Loans, plus accrued and unpaid  interest  thereon at the weighted  average of the Loan Rates  thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed to the
Securityholders  (and,  in the  case  of REO  Property,  the  fair  market  value  of the  REO
Property),  plus any  amounts  due and  owing  to the  Credit  Enhancer  under  the  Insurance
Agreement  (and any unpaid  Servicing Fee shall be deemed to have been paid at such time).  In the event that the  Servicer  fails to exercise  its right set forth in this  clause (b),  the
Credit Enhancer, as third party beneficiary  hereunder,  shall have the right to exercise such right in the same  manner  as the  Servicer  but only if the  Overcollateralization  Amount is less than the Required Overcollateralization Amount within 30 days of such exercise.

If such  right is  exercised  by the  Servicer  or the Credit  Enhancer,  as  applicable,  the
Servicer or the Credit Enhancer,  as applicable,  shall deposit the amount calculated pursuant to this Section 8.08(b) with the Indenture  Trustee  pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit,  the  Indenture  Trustee or Custodian  shall release to the Servicer or the Credit  Enhancer,  as applicable,  the files  pertaining to the Home Loans being purchased.  The Servicer or the Credit Enhancer,  as applicable,  at its expense,  shall prepare  and deliver to the  Indenture  Trustee for  execution,  at the time the related  Home
Loans are to be released  to the  Servicer,  appropriate  documents  assigning  each such Home
Loans from the  Indenture  Trustee or the Issuer to the Servicer,  the Credit  Enhancer or the
appropriate party.

Section 8.09   Certain  Matters  Affecting  the  Indenture  Trustee.  For all purposes of this
Agreement,  in the  performance  of any of its duties or in the  exercise of any of its powers hereunder,  the Indenture  Trustee shall be subject to and entitled to the benefits of Article
VI of the Indenture.

Section 8.10   Owner Trustee Not Liable for Related  Documents.  The recitals contained herein shall be taken as the  statements  of the  Servicer,  and the Owner  Trustee and the Indenture
Trustee  assume no  responsibility  for the  correctness  thereof.  The Owner  Trustee and the
Indenture  Trustee  make  no  representations  as to  the  validity  or  sufficiency  of  this
Agreement,  of any Basic Document or Related Document,  or of the Certificates (other than the signatures  of the  Owner  Trustee  and the  Indenture  Trustee  on the  Certificates)  or the
Notes.  The Owner Trustee and the Indenture  Trustee shall at no time have any  responsibility or liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the  payments  to be  distributed  to  Certificateholders  under  the Trust  Agreement  or the
Noteholders  under the Indenture,  including the  compliance by the Depositor,  the Sellers or the  Servicer  with any  warranty  or  representation  made  under any Basic  Document  or the accuracy of any such  warranty  or  representation,  or any action of any person  taken in the name of the Owner Trustee or the Indenture Trustee.

ARTICLE IX

                                Compliance With Regulation AB

Section 9.01   Intent of the Parties; Reasonableness.

               The Depositor,  the Indenture  Trustee and the Servicer  acknowledge  and agree that the purpose of this  Article IX  is to facilitate  compliance  by the Depositor  with the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right  to  request  delivery  of  information  or  other performance  under these  provisions  other than in good  faith,  or for  purposes  other than compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the
Commission  under the  Securities  Act and the  Exchange  Act.  Each of the  Servicer  and the
Indenture Trustee  acknowledges that  interpretations of the requirements of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission  or its staff,  consensus among  participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for  delivery of  information  under these  provisions  on the basis of evolving interpretations  of  Regulation  AB. Each of the  Servicer  and the  Indenture  Trustee  shall cooperate  reasonably  with the  Depositor to deliver to the Depositor  (including  any of its assignees  or  designees),  any  and  all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02   Additional Representations and Warranties of the Indenture Trustee.

(a)     The Indenture  Trustee shall be deemed to represent and warrant to the Depositor as of the date  hereof and on each date on which  information  is provided  to the  Depositor  under
Sections  9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the Depositor  prior to such date:  (i) there are no material legal or governmental  proceedings  pending (or known to be  contemplated)  against it that would be  material  to  Noteholders;  (ii) there  are no relationships  or  transactions  (as described in  Item 1119(b)  of Regulation AB) relating to the  Indenture  Trustee  with  respect  to the  Depositor  or  any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such terms are used in Regulation AB) relating to the
Securitization  Transaction  contemplated  by the  Servicing  Agreement,  as identified by the
Depositor to the  Indenture  Trustee in writing as of the Closing Date (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are  material to the  investors'  understanding  of the
Notes;  and (iii) the  Indenture  Trustee is not an affiliate (as contemplated by Item 1119(a)
of  Regulation AB)  of any  Transaction  Party.  The  Depositor  shall  notify  the  Indenture
Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so  requested  by the  Depositor  on any  date  following  the  Closing  Date,  the
Indenture  Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph (a)  of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for  questioning  the  accuracy  of any of the representations and warranties.

Section 9.03   Information to Be Provided by the Indenture Trustee.

        For so long as the  Company is subject to Exchange  Act  reporting  requirements  with respect  to  the  Trust  Fund,  for  the  purpose  of  satisfying  the  Depositor's  reporting obligation  under the Exchange Act with respect to any class of Notes,  the Indenture  Trustee shall provide to the Depositor a written  description  of (a) any  litigation or  governmental proceedings  pending  against the Indenture  Trustee as of the last day of each calendar month that  would be  material  to  Noteholders,  and  (b) any  affiliations  or  relationships  (as described in Item 1119 of  Regulation AB)  that develop following the Closing Date between the
Indenture  Trustee and any Transaction  Party of the type described in Section  9.02(a)(ii) or
9.02(a)(iii)  as of the  last  day of each  calendar  year.  Any  descriptions  required  with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this  Section 9.03  shall be given no later than five Business Days prior to the Determination
Date  following  the  month  in  which  the  relevant  event  occurs,   and  any  notices  and
descriptions  required  with  respect  to  affiliations,  as well  as  updates  to  previously provided  descriptions,  under this  Section 9.03  shall be given no later than  January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the related
Payment  Date with  respect to each Report on Form 10-D with  respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each Report on Form 10-K with respect to the Notes is filed,  the  Indenture  Trustee  shall be deemed to represent and warrant  that  any  information  previously  provided  by the  Indenture  Trustee  under  this
Article IX  is  materially  correct  and  does  not have any  material  omissions  unless  the
Indenture  Trustee has provided an update to such  information.  The Depositor  will allow the
Indenture  Trustee to review any  disclosure  relating  to  material  litigation  against  the
Indenture  Trustee  prior to filing  such  disclosure  with the  Commission  to the extent the
Depositor changes the information provided by the Indenture Trustee.

Section 9.04   Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to
the  Depositor)   regarding  the  Indenture  Trustee's   assessment  of  compliance  with  the
applicable  Servicing  Criteria  during the immediately  preceding  calendar year, as required under  Rules  13a-18 and  15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB.  Such
report shall be signed by an authorized  officer of the Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the  Securities  Act and the Exchange
Act that  attests to, and reports  on, the  assessment  of  compliance  made by the  Indenture
Trustee and  delivered  pursuant to the  preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05   Indemnification; Remedies.

(a)     The Indenture Trustee shall indemnify the Depositor,  each affiliate of the Depositor, the  Servicer  and each  affiliate  of the  Servicer,  and the  respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                      (i)    (A)    any untrue  statement  of a  material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants' attestation or other  material  provided  under this Article IX by or on behalf of the  Indenture  Trustee
(collectively,  the "Indenture Trustee Information"),  or (B) the omission or alleged omission to state in the  Indenture  Trustee  Information  a material fact required to be stated in the
Indenture  Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  or

                      (ii)   any   failure  by  the   Indenture   Trustee   to   deliver   any
information,  report,  certification,  or other  material  when  and as  required  under  this
Article  IX,  other  than a failure  by the  Indenture  Trustee  to  deliver  an  accountants'
attestation.

(b)     In the  case of any  failure  of  performance  described  in  clause (ii)  of  Section
9.05(a),  as well as a failure to deliver an accountants'  attestation,  the Indenture Trustee shall  (i) promptly  reimburse  the  Depositor  for  all  costs  reasonably  incurred  by  the
Depositor  in  order  to  obtain  the   information,   report,   certification,   accountants'
attestation  or other  material  not  delivered  by the  Indenture  Trustee  as  required  and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Servicer shall indemnify the Indenture  Trustee,  each affiliate of  the  Indenture  Trustee  and  the  respective  present  and  former  directors,  officers, employees and agents of the Indenture  Trustee,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and  expenses  and related  costs,  judgments,  and any  other  costs,  fees  and  expenses  that any of them may sustain  arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided under this Servicing  Agreement by or on behalf of the  Depositor  or Servicer for  inclusion  in any report  filed with  Commission under the  Exchange  Act  (collectively,  the "GMACM  Information"),  or (ii) the  omission or alleged  omission to state in the GMACM  Information  a material fact required to be stated in the GMACM  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 9.05 to the contrary,  the parties agree that none of the  Indenture  Trustee,  the  Depositor or the  Servicer  shall be liable to the other for any  consequential  or  punitive  damages  whatsoever,  whether  in  contract,  tort
(including  negligence  and strict  liability),  or any other  legal or  equitable  principle;
provided,  however,  that such limitation  shall not be applicable with respect to third party claims made against a party.

        IN WITNESS  WHEREOF,  the Servicer,  the Issuer and the Indenture  Trustee have caused this Agreement to be duly executed by their respective  officers or representatives  all as of the day and year first above written.

                                               GMAC MORTGAGE CORPORATION,
                                                  as Servicer

                                               By:
                                                      Name:
                                                      Title:

                                               GMACM HOME LOAN TRUST 2006-HLTV1, as Issuer

                                               By:    Wilmington Trust Company, not in its
                                                      individual capacity but solely as
                                                      Owner Trustee

                                               By:
                                                      Name:
                                                      Title:

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                                  as Indenture Trustee

                                               By:
                                                      Name:
                                                      Title:

Acknowledged and Agreed
Solely with respect to Article IX hereof:

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:
    Name:
    Title:

                                          EXHIBIT A

                                      HOME LOAN SCHEDULE

                                [TO BE PROVIDED UPON REQUEST]

                                          EXHIBIT B

                                  LIMITED POWER OF ATTORNEY

                               KNOW ALL MEN BY THESE PREMISES:

        That JPMorgan Chase Bank, National  Association,  as indenture trustee (the "Indenture
Trustee"),  under the indenture  dated as of March 30, 2006 (the  "Indenture"),  between GMACM
Home Loan  Trust  2006-HLTV1,  as issuer  and the  Indenture  Trustee,  a banking  association organized  and  existing  under the laws of the  United  States of  America,  and  having  its principal  office  located at 4 New York Plaza,  6th Floor,  New York,  New York  10004,  hath made,  constituted  and appointed,  and does by these  presents  make,  constitute and appoint
GMAC  Mortgage  Corporation,  a  corporation  organized  and  existing  under  the laws of the
Commonwealth  of  Pennsylvania,  its true and  lawful  Attorney-in-Fact,  with full  power and authority to sign, execute,  acknowledge,  deliver, file for record, and record any instrument on its behalf  and to perform  such  other act or acts as may be  customarily  and  reasonably necessary and  appropriate to effectuate the following  enumerated  transactions in respect of any of the  Mortgages  securing  a Home  Loan and the  related  Mortgage  Notes  for which the
undersigned  is  acting  as  Indenture  Trustee  for  various  Securityholders   (whether  the
undersigned  is named therein as mortgagee or  beneficiary  or has become  mortgagee by virtue of  endorsement  of such  Mortgage  Note  secured  by any such  Mortgage)  and for which  GMAC
Mortgage  Corporation  is acting as Servicer  pursuant to a  Servicing  Agreement  dated as of
March 30, 2006 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.      The  modification  or  re-recording  of  a  Mortgage,   where  said   modification  or
        re-recording  is for the purpose of  correcting  the  Mortgage to conform  same to the original  intent of the parties  thereto or to correct title errors  discovered  after such title  insurance  was issued and said  modification  or  re-recording,  in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.      The  subordination  of the  Lien of a  Mortgage  to an  easement  in favor of a public utility  company or a government  agency or unit with powers of eminent  domain;  this
        section   shall   include,    without    limitation,    the   execution   of   partial
        satisfactions/releases,   partial  reconveyances  or  the  execution  of  requests  to trustees to accomplish same.

3.      With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed  in  lieu of
        foreclosure,   or  the   completion  of  judicial  or   non-judicial   foreclosure  or
        termination,  cancellation or rescission of any such foreclosure,  including,  without limitation, any and all of the following acts:

        a.     The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the Mortgage;

        b.     The preparation and issuance of statements of breach or non-performance;

        c.     The preparation and filing of notices of default and/or notices of sale;

        d.     Cancellations/rescissions of notices of default and/or notices of sale;

        e.     The taking of a deed in lieu of foreclosure; and

        f.     The  preparation  and execution of such other  documents and the performance of such  other  actions as may be  necessary  under the terms of the  Mortgage  or state law to expeditiously complete said transactions in this paragraph 3.

4.      The conveyance of the properties to the mortgage insurer,  or the closing of the title to the property to be acquired as real estate  owned,  or  conveyance of title to real estate owned.

5.      The completion of loan assumption agreements and modification agreements.

6.      The full  satisfaction/release  of a Mortgage or full  reconveyance  upon  payment and discharge of all sums secured thereby, including, without limitation,  cancellation of the related Mortgage Note.

7.      The assignment of any Mortgage and the related  Mortgage Note, in connection  with the repurchase of the Home Loan secured and evidenced thereby.

8.      The full  assignment  of a Mortgage  upon  payment and  discharge  of all sums secured thereby in conjunction with the refinancing  thereof,  including,  without limitation, the assignment of the related Mortgage Note.

9.      The  modification  or  re-recording  of  a  Mortgage,   where  said   modification  or
        re-recording  is for the purpose of any  modification  pursuant to Section 3.01 of the
        Servicing Agreement.

10.     The  subordination  of  the  Lien  of a  Mortgage,  where  said  subordination  is  in connection with any modification  pursuant to Section 3.01 of the Servicing Agreement, and the  execution  of partial  satisfactions/releases  in  connection  with such same
        Section 3.01.

        Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        This Power of Attorney is effective for one (1) year from the date hereof or the earlier of (i) revocation by the Indenture Trustee, (ii) the Attorney shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture Trustee; or
(iii) the expiration of one year from the date of execution.

        The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

        All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of Attorney, be, and hereby are, ratified and affirmed.

        IN WITNESS WHEREOF, JPMorgan Chase Bank, National Association, as Indenture Trustee,
and these present to be signed and acknowledged in its name and behalf by
___________________ its duly elected and authorized Senior Vice President this _______ day of ___________________, 200_.

                                                JP Morgan Chase Bank, National Association

                                                By:
                                                Name:
                                                Title:

                                                Witness
                                                Printed Name:

                                                Witness
                                                Printed Name:

                                       ACKNOWLEDGEMENT

STATE OF

COUNTY OF

        Personally  appeared  before me the  above-named  _________________________,  known or proved  to me to be the same  person  who  executed  the  foregoing  instrument  and to be the
               [Title]                 JPMorgan Chase Bank, National  Association,  as Trustee
for __________  _______,  and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

        Subscribed and sworn before me this _______ day of _______________, 200__.

                                                NOTARY PUBLIC
                                                My Commission expires:

                                          EXHIBIT C

                                 FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Loans, we request the release of the
Mortgage File described below.

Servicing Agreement Dated:  March 30, 2006
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)          Home Loan Prepaid in Full
                                                   Home Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

GMAC Mortgage Corporation
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:       [  ]   Mortgage Note

Name

Title

Date

                                         EXHIBIT D-1

                               FORM OF FORM 10-K CERTIFICATION

               I, [identify the certifying individual], certify that:

        1.     I have  reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in  respect of the  period  covered by this  report on Form 10-K of the trust (the
Exchange Act periodic reports)  pursuant to the Servicing  Agreement dated March 30, 2006 (the
"Agreement")  among GMAC Mortgage  Corporation  (the  "Servicer"),  Home Loan Trust 2006-HLTV1
(the "Issuer") and JPMorgan Chase Bank,  National  Association  (the "Indenture  Trustee") and
acknowledged and agreed to by Residential Asset Mortgage Products, Inc.

        2.     Based on my knowledge,  Exchange Act periodic reports, taken as a whole, do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my  knowledge,  the servicing  information  required to be provided to the  Indenture  Trustee by the  Servicer  under the  Servicing  Agreement is included in these reports;

        4.     Based  on  my  knowledge,   all  of  the  distribution,   servicing  and  other
information  required to be provided  under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        5.     I am  responsible  for reviewing the  activities  performed by the Servicer and based  on my  knowledge  and  the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Servicer has fulfilled  its  obligations under the Agreement; and

        6.     All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities  and their  related  attestation  reports on assessment of compliance with servicing  criteria for  asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this  report,  except as  otherwise  disclosed in this report.
Any material  instances  of  noncompliance  described  in such reports have been  disclosed in this report on Form 10-K.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties: [the Indenture Trustee].

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

        ____________________________*
        Name:
        Title:

* to be signed by the senior officer in charge of the servicing functions of the Servicer.

                                         EXHIBIT D-2

                        FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned,  a Responsible Officer of JPMorgan Chase Bank,  National  Association
(the "Indenture Trustee") certifies that:

        (a)    The Indenture Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions  of the Servicing  Agreement  dated as of March
30, 2006 (the "Agreement") by and among GMACM Home Loan Trust 2006-HLTV1,  as depositor,  GMAC
Mortgage  Corporation,  as  Servicer,  and  the  Indenture  Trustee  in  accordance  with  the standards set forth therein.

        (b)    Based on my  knowledge,  the  information  that is  provided  by the  Indenture
Trustee  pursuant to Section  4.02(b) of the  Agreement  is accurate as of the last day of the
20[  ] calendar year.

        Capitalized  terms used and not  defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

        ____________________________*
        Name:
        Title:

                                          EXHIBIT E

                                      SERVICING CRITERIA

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days         accounts held by
                  following receipt, or such other number of days              Indenture
                  specified in the transaction agreements.                     Trustee)*
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized    investors only)*
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Indenture
1122(d)(2)(iv)    forth in the transaction agreements.                         Trustee)*
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.*
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------

*  Subject to clarification by the Commission.
----------------------------------------------------------------------------------------------